STATEMENT OF ADDITIONAL INFORMATION

                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                       AND

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 3, 1999, FOR THE INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE COMPANY AT: 700 MARKET STREET, ST. LOUIS, MISSOURI 63101, (800) 449-6447.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 3, 1999.




                                TABLE OF CONTENTS




                                                                            Page

COMPANY  .....................................................................4


EXPERTS  .....................................................................4


LEGAL OPINIONS................................................................4


DISTRIBUTION..................................................................4


PERFORMANCE INFORMATION.......................................................5


FEDERAL TAX STATUS............................................................8


ANNUITY PROVISIONS...........................................................17


GENERAL MATTERS..............................................................19


SAFEKEEPING OF ACCOUNT ASSETS................................................21


STATE REGULATION.............................................................21


RECORDS AND REPORTS..........................................................21

LEGAL PROCEEDINGS............................................................21


OTHER INFORMATION............................................................22


FINANCIAL STATEMENTS.........................................................22




                                     COMPANY

General American Life Insurance Company ("General American") is a stock insurance company wholly-owned by GenAmerica Corporation. GenAmerica Corporation is wholly-owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law. General American was chartered in 1933 and since then has continuously engaged in the business of life insurance, annuities, and accident and health insurance. General American's National Headquarters (Home Office) is located at 700 Market Street, St. Louis. Missouri 63101. The telephone number is 314-231-1700. It is licensed to do business in 49 states of the U.S., the District of Columbia, Puerto Rico, and is registered in Canada and licensed in the Provinces of Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec, and Saskatchewan.

                                     EXPERTS

Audited financial statements of General American Life Insurance Company and the Separate Account have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts.

                                  DISTRIBUTION

Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered to the public through individuals licensed under the federal securities laws and state insurance laws who have entered into agreements with Walnut Street. The offering of the Contracts is continuous and Walnut Street does not anticipate discontinuing the offering of the Contracts. However, Walnut Street does reserve the right to discontinue the offering of the Contracts.



REDUCTION OF THE SURRENDER CHARGE

The amount of the surrender charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the surrender charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the surrender charge.

The surrender charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

                             PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of a Fund over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the expenses for the underlying Fund being advertised and any applicable surrender charges.


The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable surrender charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                          n
                                P (1 + T)   = ERV

Where:

      P = a hypothetical initial payment of $1,000

      T = average annual total return

      n = number of years

     ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

MONEY MARKET YIELD CALCULATION

In accordance with regulations adopted by the Securities and Exchange Commission, General American is required to disclose the current annualized yield for the Fund investing in the Money Market Fund of Capital Company (the "Money Market Division") for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative expenses of services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Division of the Separate Account will be lower than the yield for the Money Market Fund of Capital Company.

The Securities and Exchange Commission also permits General American to disclose the effective yield of the Money Market Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund the types and quality of portfolio securities held by the Money Market Fund, and its operating expenses.

HISTORICAL UNIT VALUES

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the Funds against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Fund being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

                               FEDERAL TAX STATUS

GENERAL

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On  March  2,  1989,  the  Treasury   Department  issued   Regulations   (Treas.
Reg.1.817-5), which established diversification requirements for the Funds underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an Fund will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the option is represented by any one investment; (2) no more than 70% of the value of the total assets of the option is represented by any two investments; (3) no more than 80% of the value of the total assets of the option is represented by any three investments; and (4) no more than 90% of the value of the total assets of the option is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions) or d) hardship distributions. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Furthermore, the Contract provides that upon the death of the Annuitant during the Accumulation Phase, the death proceeds will be paid to the beneficiary. Such payments made when the Annuitant, who is not the Contract Owner, dies do not qualify for the death of the Contract Owner exception (described in (2) above) and will be subject to the 10% distribution penalty unless the beneficiary is 59 1/2 years old or one of the other exceptions to the penalty applies.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)


QUALIFIED PLANS

The Contracts offered herein are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, Annuitants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.   Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Employee loans are not allowable under the Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.   Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.   Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals Qualified Contracts" below.) Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.   Government and Tax-Exempt Organization's Deferred Compensation Plan

Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans. While participants in such Plans may be permitted to specify the form of investment in which their Plan accounts will participate, all such investments are owned by the sponsoring employer and are subject to the claims of its creditors until December 31, 1998, or such earlier date as may be established by Plan amendment. However, amounts deferred under a Plan created on or after August 20, 1996 and amounts deferred under any 457 Plan after December 31, 1998 must be held in trust, custodial account or annuity contract for the exclusive benefit of Plan participants and their beneficiaries. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $7,500 ($8,000 beginning in 1998, as indexed for inflation) or 33 1/3 percent of the participant's includable compensation. However, in limited circumstances, up to $15,000 may be deferred in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403(b)(Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8)of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years on which the exception was used.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

TAX-SHELTERED ANNUITIES - WITHDRAWAL LIMITATIONS

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between Tax-Sheltered Annuity Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

                               ANNUITY PROVISIONS

COMPUTATION OF THE VALUE OF AN ANNUITY UNIT

The table of contractual guaranteed annuity rates is based on an assumed interest rate. The assumed interest rate is 4% for all contracts issued on or after May 1, 1982; 3.5% for tax-qualified contracts issued prior to May 1, 1982; and 3% for non-tax-qualified Contracts issued prior to May 1, 1982.

As a starting point, the value of a separate account Two annuity unit was established at $10.00 as of the end of the business day on January 4, 1971. For Contracts issued prior to May 1, 1982, the value of the annuity unit at the end of any subsequent business day is determined by multiplying such value for the preceding business day by the product of (a) the daily reduction factor (described below) once for each calendar day expiring between the end of the sixth preceding business day and the end of the fifth preceding business day and
(b) the net investment factor for the fifth business day preceding such business day.

The daily reduction factors referred to above are .99989256 for all contracts issued on or after May 1, 1982; .99990575 for tax-qualified contracts issued prior to May 1, 1982; and .99991902 for non-tax-qualified contracts issued before May 1, 1982.

These daily reduction factors are necessary to neutralize the assumed net investment rate built into the annuity tables. Calculations are performed as of the fifth preceding business day to permit calculation of amounts and the mailing of checks in advance of their due date.

This may be illustrated by the following hypothetical example. Assuming that the net investment factor for the fifth preceding business day was 1.00176027, and assuming that the annuity unit value for the preceding business day was $10.20, then the annuity unit for the current business day is $10.22, determined as follows:

      1.00176027        $10.200000
      X .99989256       X 1.00165264
      -----------       ------------
      1.00165264        $10.216857

DETERMINATION OF THE AMOUNT OF THE FIRST ANNUITY INSTALLMENT

When annuity installments begin, the accumulated value of the Contract is established. This is the sum of the products of the values of an accumulation unit in each Fund on the fifth business day preceding the annuity commencement date and the number of accumulation units credited to the Contract as of the annuity commencement date.

The Contract contains tables indicating the dollar amount of the first annuity installment under each form of variable annuity for each $1,000 of value of the Contract. The amount of the first annuity installment depends on the option chosen and the sex (if applicable) and age of the annuitant.

The first annuity installment is determined by multiplying the benefit per $1,000 of value shown in the tables in the contract by the number of thousands of dollars of accumulated value of the contract (individual account).

If a greater first installment would result, General American will compute the first installment on the same mortality basis as is used in determining such installments under individual variable annuity contracts then being issued for a similar class of annuitants.

DETERMINATION OF THE FLUCTUATING VALUES OF THE ANNUITY INSTALLMENTS

The dollar amount of the first annuity installment, determined as described above, is translated into annuity units by dividing that dollar amount by the value of an annuity unit on the due date of the first annuity installment. The number of annuity units remains fixed and the amount of each subsequent annuity installment is determined by multiplying this fixed number of annuity units by the value of an annuity unit on the date the installment is due.

If in any month after the first the application of the above net investment factors produces a net investment increment exactly equivalent to the assumed annualized rate of 4%, then the payment in that month will not change. Since it is unlikely that it will be exactly equivalent, installments will vary up or down depending upon whether such investment increment is greater or less than the assumed annualized rate of 4%. A higher assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments (or a more rapidly falling series of subsequent annuity payments if the value of an annuity unit is decreasing). A lower assumption would have the opposite effect.

FIXED ANNUITY

A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.

                                 GENERAL MATTERS

PARTICIPATING

The Contracts share in General American's divisible surplus while they are in force prior to the annuity commencement date. Each year General American will determine the share of divisible surplus, if any, accruing to the Contracts. Investment results are credited directly through the changes in the value of the accumulation units and annuity units. Also, most mortality and expense savings are credited directly through decreases in the appropriate charges. Therefore, the Company expects little or no divisible surplus to be credited to a contract. If any divisible surplus is credited to a contract, the Contract Owner may choose to take the distribution in cash, reduce the stipulated payment, or leave the distribution with General American to accumulate with interest.

JOINT ANNUITANT

The contract owner may, by written request at least 30 days prior to the annuity commencement date, name a joint annuitant. An annuitant or joint annuitant may not be replaced. The annuity commencement date shall be specified in the application. If the annuitant or joint annuitant dies after the annuity commencement date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.

INCORRECT AGE OR SEX

If the age at issue or sex of the annuitant as shown in the Contract is incorrect, any benefit payable under a supplemental agreement will be such as the premiums paid would have purchased at the correct age at issue and sex. After General American begins paying monthly income installments, appropriate adjustment will be made in any remaining installments.

ANNUITY DATA

General American will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to General American.

QUARTERLY REPORTS

Quarterly, General American will give the contract owner a report of the current accumulated value allocated to each Fund; the current accumulated value allocated to the General Account; and any purchase payments, charges, transfers, or surrenders during that period. This report will also give the contract owner any other information required by law or regulation. The contract owner may ask for a report like this at any time. The quarterly reports will be distributed without charge. General American reserves the right to charge a fee for additional reports.

INCONTESTABILITY

General American cannot contest this Contract, except for nonpayment of stipulated payments or premiums, after it has been in force during the lifetime of the Annuitant for a period of two years from the date of issue. This provision will not apply to any supplemental agreement relating to total and permanent disability benefits.

OWNERSHIP

The owner of the Contract on the contract date is the annuitant, unless otherwise specified in the application. The owner may specify a new owner by written notice at any time thereafter. During the annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the owner.


REINSTATEMENT

A Contract may be reinstated if a stipulated payment is in default and if the accumulated value has not been applied under the surrender provision. Reinstatement may be made during the lifetime of the annuitant but before the annuity date by the payment of one stipulated payment. Benefits provided by any supplemental agreement attached to this Contract may be reinstated by providing evidence of insurability satisfactory to General American. The reinstatement provisions incorporated in such supplemental agreement must be complied with.

                          SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the separate account is held by General American. The assets are kept physically segregated and held separate and apart from General American's general account assets. Records are maintained of all purchases and redemptions of eligible shares held by each of the Funds of the separate account.

                                STATE REGULATION

General American is a life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of General American as of December 31 of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of General American, including the liabilities and reserves of the separate account.

In addition, General American is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

                               RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by General American. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, General American will mail to all contract owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                                LEGAL PROCEEDINGS

There are no legal proceedings to which the separate account is a party or to which the assets of the separate account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the separate account.

                                OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

The consolidated financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

                          Independent Auditors' Report

The Board of Directors
General American Life Insurance Company
and Contractholders of General American
Separate Account Two:

We have audited the statements of assets and liabilities, including the schedule of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, Equity- Income, Growth, and Overseas Fund Divisions of General American Separate Account Two as of December 31, 1998, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two year period then ended, and financial highlights information for the periods presented. These financial statements and financial highlights information are the responsibility of the management of General American Separate Account Two. Our responsibility is to express an opinion on these financial statements and financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned as of December 31, 1998, were verified by audit of the statements of assets and liabilities of the underlying portfolios of General American Capital Company and confirmation by correspondence with respect to the Variable Insurance Products Fund sponsored by Fidelity Investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights information referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, Equity-Income, Growth, and Overseas Fund Divisions of General American Separate Account Two as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended , and financial highlights information for the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
St. Louis, Missouri
February 12, 1999





                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


                                                                                    S & P 500                     MONEY
                                                                                      INDEX                       MARKET
                                                                                  FUND DIVISION               FUND DIVISION
                                                                               ---------------------       ---------------------

Assets:
  Investments in General American Capital Company,
    at market value (see Schedule of Investments)                            $           73,937,535      $            3,458,843

                                                                               ---------------------       ---------------------

      Total assets                                                                       73,937,535                   3,458,843
                                                                               ---------------------       ---------------------

Liabilities:
  Payable to General American Life
    Insurance Company                                                                       359,402                     102,936
                                                                               ---------------------       ---------------------

      Total net assets                                                       $           73,578,133      $            3,355,907
                                                                               =====================       =====================

     Net assets represented by:
  Tax sheltered annuities in accumulation period                                         54,623,366                   2,046,952
  Individually purchased annuities in accumulation period                                18,954,767                   1,308,955
  Variable annuities in payment period                                                            0                           0
                                                                               ---------------------       ---------------------

      Total net assets                                                       $           73,578,133      $            3,355,907
                                                                               =====================       =====================


Tax sheltered units held - 88 Series                                                        986,856                     123,523
Individually purchased units held - 88 Series                                               342,447                      78,989
Tax sheltered units held - 82 Series                                                        --                          --
Individually purchased units held - 82 Series                                               --                          --

Tax sheltered accumulation unit value - 88 Series                            $                55.35      $                16.57
Individually purchased accumulation unit value - 88 Series                                    55.35                       16.57
Tax sheltered accumulation unit value - 82 Series                                           --                          --
Individually purchased accumulation unit value - 82 Series                                  --                          --

Cost of investments                                                          $           48,232,980      $            3,534,896
                                                                               =====================       =====================


See accompanying notes to financial statements.

           BOND                      MANAGED                       ASSET
          INDEX                       EQUITY                     ALLOCATION
      FUND DIVISION               FUND DIVISION                FUND DIVISION
   ---------------------       ---------------------        ---------------------



 $            5,779,017      $           24,149,175       $           22,412,431

   ---------------------       ---------------------        ---------------------

              5,779,017                  24,149,175                   22,412,431
   ---------------------       ---------------------        ---------------------



                 22,569                      14,190                       67,755
   ---------------------       ---------------------        ---------------------

 $            5,756,448      $           24,134,985       $           22,344,676
   =====================       =====================        =====================


              4,185,132                  24,003,865                   16,139,849
              1,571,316                      90,579                    6,204,827
                      0                      40,541                            0
   ---------------------       ---------------------        ---------------------

 $            5,756,448      $           24,134,985       $           22,344,676
   =====================       =====================        =====================


                199,586                     266,033                      487,279
                 74,935                      53,862                      187,330
                --                          125,802                      --
                --                            1,008                      --

 $                20.97      $                42.70       $                33.12
                  20.97                       42.70                        33.12
                --                            82.60                      --
                --                            89.89                      --

 $            5,658,374      $           21,214,142       $           18,809,547
   =====================       =====================        =====================



                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                STATEMENTS OF ASSETS AND LIABILITIES (continued)
                                DECEMBER 31, 1998



                                                                          EQUITY- INCOME                  GROWTH
                                                                          FUND DIVISION                FUND DIVISION
                                                                       ---------------------       ----------------------

Assets:
  Investments in Fidelity Variable Insurance Products
    Fund, at market value (see Schedule of Investments)              $           27,457,497      $            37,409,371

                                                                       ---------------------       ----------------------


      Total assets                                                               27,457,497                   37,409,371
                                                                       ---------------------       ----------------------

Liabilities:
  Payable to General American Life
    Insurance Company                                                               112,820                       19,712
                                                                       ---------------------       ----------------------

      Total net assets                                               $           27,344,677      $            37,389,659
                                                                       =====================       ======================

Net assets represented by:
  Tax sheltered annuities in accumulation period                                 19,450,612                   28,694,829
  Individually purchased annuities in accumulation period                         7,894,065                    8,694,830
  Variable annuities in payment period                                                    0                            0
                                                                       ---------------------       ----------------------

      Total net assets                                               $           27,344,677      $            37,389,659
                                                                       =====================       ======================


Tax sheltered units held - 88 Series                                                868,148                    1,127,328
Individually purchased units held - 88 Series                                       352,340                      341,592
Tax sheltered units held - 82 Series                                                --                          --
Individually purchased units held - 82 Series                                       --                          --

Tax sheltered accumulation unit value - 88 Series                    $                22.41      $                 25.45
Individually purchased accumulation unit value - 88 Series                            22.41                        25.45
Tax sheltered accumulation unit value - 82 Series                                   --                          --
Individually purchased accumulation unit value - 82 Series                          --                          --

Cost of investments                                                  $           21,852,397      $            26,171,457
                                                                       =====================       ======================


See accompanying notes to financial statements.


          OVERSEAS
       FUND DIVISION
    ---------------------
  $            6,853,414

    ---------------------


               6,853,414
    ---------------------



                  87,545
    ---------------------

  $            6,765,869
    =====================


               5,299,578
               1,466,291
                       0
    ---------------------

  $            6,765,869
    =====================


                 354,955
                  98,209
                 --
                 --

  $                14.93
                   14.93
                 --
                 --

  $            6,213,911
    =====================




                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                    S & P 500                     MONEY
                                                                                      INDEX                       MARKET
                                                                                  FUND DIVISION               FUND DIVISION
                                                                               ---------------------       ---------------------


Investment  income*                                                          $          --               $          --

Expenses:
  Mortality and expense charge                                                             (650,414)                    (30,761)
                                                                               ---------------------       ---------------------
      Net investment expense                                                               (650,414)                    (30,761)
                                                                               ---------------------       ---------------------

Net realized gain on investments:
  Realized gain from distributions                                                        4,333,989                     178,728
  Realized gain on sales                                                                  5,014,580                      46,891
                                                                               ---------------------       ---------------------
      Net realized gain on investments                                                    9,348,569                     225,619
                                                                               ---------------------       ---------------------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of year                                                                    18,854,750                     (18,321)
                                                                               ---------------------       ---------------------
  Unrealized gain (loss) on investments, end of year                                     25,704,555                     (76,053)
                                                                               ---------------------       ---------------------
      Net unrealized gain (loss) on investments                                           6,849,805                     (57,732)
                                                                               ---------------------       ---------------------

        Net gain on investments                                                          16,198,374                     167,887
                                                                               ---------------------       ---------------------

Net increase in net assets resulting
  from operations                                                            $           15,547,960      $              137,126
                                                                               =====================       =====================





*See Note 2C

See accompanying notes to financial statements.







           BOND                      MANAGED                       ASSET
          INDEX                       EQUITY                     ALLOCATION
      FUND DIVISION               FUND DIVISION                FUND DIVISION
   ---------------------       ---------------------        ---------------------


 $          --               $          --                $          --


                (54,543)                   (223,158)                    (203,860)
   ---------------------       ---------------------        ---------------------
                (54,543)                   (223,158)                    (203,860)
   ---------------------       ---------------------        ---------------------


                318,185                   2,805,178                    1,948,079
                 43,907                     829,696                      567,655
   ---------------------       ---------------------        ---------------------
                362,092                   3,634,874                    2,515,734
   ---------------------       ---------------------        ---------------------



                 31,607                   3,498,658                    2,689,912
   ---------------------       ---------------------        ---------------------
                120,643                   2,935,033                    3,602,884
   ---------------------       ---------------------        ---------------------
                 89,036                    (563,625)                     912,972
   ---------------------       ---------------------        ---------------------

                451,128                   3,071,249                    3,428,706
   ---------------------       ---------------------        ---------------------


 $              396,585      $            2,848,091       $            3,224,846
   =====================       =====================        =====================


                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                      STATEMENTS OF OPERATIONS (continued)
                      FOR THE YEAR ENDED DECEMBER 31, 1998



                                                                       EQUITY-INCOME                   GROWTH
                                                                       FUND DIVISION                FUND DIVISION
                                                                    ---------------------       ----------------------

Investment  income:
  Dividend income *                                               $              342,191      $               134,543

Expenses:
  Mortality and expense charge                                                  (260,566)                    (305,459)
                                                                    ---------------------       ----------------------
      Net investment income (expense)                                             81,625                     (170,916)
                                                                    ---------------------       ----------------------

Net realized gain on investments:
  Realized gain from distributions                                             1,217,796                    3,519,371
  Realized gain on sales                                                         938,387                    1,012,887
                                                                    ---------------------       ----------------------
      Net realized gain on investments                                         2,156,183                    4,532,258
                                                                    ---------------------       ----------------------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of year                                                          5,292,349                    5,431,769
                                                                    ---------------------       ----------------------
  Unrealized gain on investments, end of year                                  5,605,100                   11,237,914
                                                                    ---------------------       ----------------------
      Net unrealized gain on investments                                         312,751                    5,806,145
                                                                    ---------------------       ----------------------

        Net gain on investments                                                2,468,934                   10,338,403
                                                                    ---------------------       ----------------------

Net increase in net assets resulting
  from operations                                                 $            2,550,559      $            10,167,487
                                                                    =====================       ======================





*See Note 2C




See accompanying notes to financial statements.



           OVERSEAS
        FUND DIVISION
     ---------------------
   $              128,360


                  (68,094)
     ---------------------
                   60,266
     ---------------------


                  378,326
                  239,759
     ---------------------
                  618,085
     ---------------------



                  590,415
     ---------------------
                  639,503
     ---------------------
                   49,088
     ---------------------

                  667,173
     ---------------------


   $              727,439
     =====================





*See Note 2C




See accompanying notes to financial statements.






                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                     S & P 500                               MONEY
                                                                       INDEX                                MARKET
                                                                   FUND DIVISION                         FUND DIVISION
                                                     -----------------------------------   --------------------------------
                                                          1998               1997              1998              1997
                                                     ----------------   ----------------   --------------    --------------

Operations:
  Net investment expense                           $        (650,414) $        (480,811) $       (30,761)  $       (26,955)
  Net realized gain on investments                         9,348,569          4,278,796          225,619           107,055
  Net unrealized gain (loss) on investments                6,849,805          8,888,358          (57,732)           42,744
                                                     ----------------   ----------------   --------------    --------------
    Net increase in net assets
      resulting from operations                           15,547,960         12,686,343          137,126           122,844

Net deposits into (withdrawals from)
   Separate Account                                        1,283,048          6,489,502          436,791           (51,313)
                                                     ----------------   ----------------   --------------    --------------
    Increase in net assets                                16,831,008         19,175,845          573,917            71,531

Net assets, beginning of year                             56,747,125         37,571,280        2,781,990         2,710,459

Net assets, end of year                            $      73,578,133  $      56,747,125  $     3,355,907   $     2,781,990
                                                     ================   ================   ==============    ==============


                    BOND                                  MANAGED                              ASSET
                   INDEX                                  EQUITY                            ALLOCATION
                  FUND DIVISION                         FUND DIVISION                      FUND DIVISION
    -------------------------------    -----------------------------------   -----------------------------------
        1998             1997               1998               1997               1998                1997
    --------------   --------------    ---------------    ----------------   ----------------    ---------------


  $       (54,543) $       (41,815)  $       (223,158)  $        (203,453) $        (203,860)  $       (166,957)
          362,092          160,851          3,634,874           1,998,652          2,515,734          1,136,376
           89,036          211,890           (563,625)          2,373,217            912,972          1,671,811
    --------------   --------------    ---------------    ----------------   ----------------    ---------------

          396,585          330,926          2,848,091           4,168,416          3,224,846          2,641,230


          596,366          226,314         (1,909,564)            579,352           (266,538)         3,375,210
    --------------   --------------    ---------------    ----------------   ----------------    ---------------
          992,951          557,240            938,527           4,747,768          2,958,308          6,016,440

        4,763,497        4,206,257         23,196,458          18,448,690         19,386,368         13,369,928

  $     5,756,448  $     4,763,497   $     24,134,985   $      23,196,458  $      22,344,676   $     19,386,368
    ==============   ==============    ===============    ================   ================    ===============


                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                 STATEMENTS OF CHANGES IN NET ASSETS (continued)
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                  EQUITY-INCOME
                                                                                  FUND DIVISION
                                                                        -----------------------------------
                                                                             1998               1997
                                                                        ----------------   ----------------

Operations:
  Net investment income (expense)                                     $          81,625  $          90,644
  Net realized gain on investments                                            2,156,183          2,347,737
  Net unrealized gain (loss) on investments                                     312,751          2,516,915
                                                                        ----------------   ----------------
    Increase in net assets resulting
      from operations                                                         2,550,559          4,955,296

Net deposits (withdrawls) into Separate Account                                 695,101          1,834,497
                                                                        ----------------   ----------------
    Increase in net assets                                                    3,245,660          6,789,793

Net assets, beginning of year                                                24,099,017         17,309,224

Net assets, end of year                                               $      27,344,677  $      24,099,017
                                                                        ================   ================


                     GROWTH                                     OVERSEAS
                 FUND DIVISION                               FUND DIVISION
       -----------------------------------         -----------------------------------
            1998               1997                     1998               1997
       ----------------   ----------------         ----------------   ----------------


     $        (170,916) $         (98,156)       $          60,266  $          34,761
             4,532,258          2,374,930                  618,085            637,960
             5,806,145          2,510,768                   49,088            (70,887)
       ----------------   ----------------         ----------------   ----------------

            10,167,487          4,787,542                  727,439            601,834

             1,296,367          1,017,526                 (469,743)           415,281
       ----------------   ----------------         ----------------   ----------------
            11,463,854          5,805,068                  257,696          1,017,115

            25,925,805         20,120,737                6,508,173          5,491,058

     $      37,389,659  $      25,925,805        $       6,765,869  $       6,508,173
       ================   ================         ================   ================



                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

Note 1 - Organization

General American Life Insurance Company (General American) markets life insurance and health and pension arrangements to the public. General American Separate Account Two (the Separate Account) is a part of General American and is available to tax qualified and non-tax qualified retirement plans for investment purposes in variable annuity contracts. The Separate Account was reorganized as a unit investment trust, registered under the Investment Company Act of 1940, pursuant to a plan of reorganization approved by its contractholders on February 23, 1988. To provide Separate Account contractholders the opportunity to invest in a more diversified mutual fund portfolio, four additional fund divisions were also established on this date. Existing contractholders' units in the Separate Account remained unchanged after the reorganization.

Each Fund Division invests exclusively in shares of a single fund of either General American Capital Company (the Capital Company) or Variable Insurance Products Fund, which are open-end diversified management investment companies. The funds of the General American Capital Company, sponsored by General American, are the S & P 500 Index Fund, Money Market Fund, Bond Index Fund, Managed Equity Fund, and Asset Allocation Fund Divisions. The name of the Bond Index Fund was changed from the Intermediate Bond Fund effective October 1, 1992. The name change reflected a change in investment policies and objectives of the Fund. The name of the S & P 500 Index Fund was changed from the Equity Index Fund effective May 1, 1994. The funds of the Variable Insurance Products Fund, sponsored by Fidelity Investments, are the Equity-Income, Growth, and the Overseas Fund Divisions. Contractholders have the option of directing their deposits into one or all of these Funds as well as into the general account of General American. The unit values for the Separate Account 88 Series for the above divisions began at $10.00 on May 16, 1988 (date of first deposits into these fund divisions), except for the Managed Equity Fund Division, which began at $10.00 on February 23, 1988; the Equity-Income and Growth Fund Divisions which began at $10.00 on January 6, 1994; and the Overseas Fund Division which began at $10.00 on January 11, 1994.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


                                                                     (Continued)





                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                          NOTES TO FINANCIAL STATEMENTS

A.    Investments

             The Separate Account's investments in the eight Funds are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company and Variable Insurance Products. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.


B.     Federal Income Taxes

             Under current Federal income tax law, the investment income and capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax expense has been provided.

C.     Distribution of Income and Realized Capital Gains

             General American Capital Company follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized gains are deemed to be passed through to the Separate Account. As a result, General American Capital Company does not pay any dividends or capital gain distributions. During December of each year, accumulated investment income and capital gains of the underlying Capital Company Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account. This adjustment has no impact on the net assets of the Separate Account.

             The Variable Insurance Products Funds intends to pay out all of its net investment income and net realized capital gains for each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

                                                                     (Continued)





                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                          NOTES TO FINANCIAL STATEMENTS


D.     Use of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.


Note 3 - Policy Charges

General American assumes the mortality and expense risks and provides certain administrative services related to operating the Separate Account, for which the Separate Account is charged a daily rate of .002740% of net assets of each Fund Division of the Separate Account, which equals an annual rate of 1% for those net assets. For contracts issued prior to the date of reorganization and invested in the Managed Equity Fund, daily adjustments to values in the Separate Account are made to offset fully the effect of a .10% administrative fee charged to the Managed Equity Fund by General American. Since the Separate Account invests in shares of the Capital Company, as opposed to direct investments in publicly traded common stocks, the Separate Account is not charged an investment advisory fee.

Under Separate Account contractual arrangements, General American is entitled to collect payment for sale charges and annuity taxes. Variable annuity contracts written prior to May 1, 1982 have a front-end sales charge of 4.75% applied to each contribution. Contracts written after April 30, 1982 are subject to a contingent deferred sales charge upon surrender of the contract or partial withdrawal of funds on deposit. The sales charge is 9% during the first contract year, decreasing by 1% per year thereafter; the contingent deferred sales charge is waived in the event of death, disability or annuitization after the fifth contract year. The amount of sales charges, transfer charges, surrender charges and premium taxes for 1998 and 1997 are disclosed in Note 6.








                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                          NOTES TO FINANCIAL STATEMENT

Note 4 - Purchases and Sales of Capital Company Shares

During the year ended December 31, 1998, purchases including net realized gain and income from distribution and proceeds from sales of General American Capital Company shares were as follows:

                    S & P 500          Money                                 Managed               Asset
                      Index            Market           Bond Index            Equity            Allocation
                      Fund              Fund               Fund                Fund                Fund
 Purchases        $14,897,804       $ 2,848,509        $ 1,861,643         $ 4,526,574          $ 3,864,126
                  ============      ===========        ===========         ===========          ===========

 Sales             $9,404,039       $ 2,161,339         $ 991,529          $ 3,770,776          $ 2,612,218
                   ===========      ===========         =========          ===========          ===========

During  the  year  ended  December  31,  1998,   purchases  (including  dividend
reinvestment) and proceeds from sales of Variable Insurance Products Fund shares were as follows:

                     Equity-
                      Income           Growth            Overseas
                       Fund             Fund               Fund
Purchases          $ 4,962,087       $ 7,325,722        $ 1,371,963
                   ============      ===========        ===========

Sales              $ 2,609,206       $ 2,437,778        $ 1,236,003
                   ===========       ===========        ===========




                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


Note 5 - Accumulation Unit Activity

The following is a summary of the accumulation  unit activity for the year ended
December 31, 1998 and 1997 (in thousands):




                                                   S & P 500 INDEX             MONEY MARKET                 BOND INDEX
                                                    FUND DIVISION               FUND DIVISION             FUND DIVISION
                                                   -----------------------     ---------------------     -----------------------

     Tax sheltered annuities:                        1998         1997           1998        1997           1998         1997
                                                   ---------   -----------     ---------   ---------     -----------    --------

Net deposits                                            236           268           123          89              61          41
Net withdrawals                                        (184)         (141)         (101)       (104)            (24)        (41)
Outstanding units, beginning of year                    935           808           102         117             163         163
                                                        ---           ---           ---         ---             ---         ---

  Outstanding units, end of year                        987           935           124         102             200         163
                                                        ===           ===           ===         ===             ===         ===



Individually purchased annuities:


Net deposits                                             53            70            54          54              19          36
Net withdrawals                                         (77)          (29)          (49)        (42)            (25)        (25)
Outstanding units, beginning of year                    366           325            74          62              81          70
                                                        ---           ---            --          --              --          --

  Outstanding units, end of year                        342           366            79          74              75          81
                                                        ===           ===            ==          ==              ==          ==

                       MANAGED EQUITY                   ASSET ALLOCATION
                          FUND DIVISION                     FUND DIVISION
  -------------------------------------------------     ----------------------------
               88 Series                 Other
    1998        1997          1998         1997            1998            1997
  ----------  ----------    ----------  -----------     ------------    ------------

         33          77             7            9               63             179
        (47)        (37)          (17)         (26)             (72)            (58)
        280         240           136          153              496             375
        ---         ---           ---          ---              ---             ---

        266         280           126          136              487             496
        ===         ===           ===          ===              ===             ===






         10          14             0            0               17              30
        (23)         (5)           (1)           0              (17)            (21)
         67          58             2            2              187             178
         --          --             -            -              ---             ---

         54          67             1            2              187             187
         ==          ==             =            =              ===             ===

                                                                     (continued)


                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


Note 5 - Accumulation Unit Activity (continued)

The following is a summary of the accumulation  unit activity for the year ended
December 31, 1998 and 1997 (in thousands):




                                                             EQUITY-INCOME                                   GROWTH
                                                              FUND DIVISION                               FUND DIVISION
                                                   -----------------------------------         -----------------------------------

Tax sheltered annuities:                                1998               1997                     1998               1997
                                                   ----------------   ----------------         ----------------   ----------------

Net deposits                                                   161                215                      205                291
Net withdrawals                                               (131)              (144)                    (142)              (201)
Outstanding units, beginning of year                           838                767                    1,064                974
                                                               ---                ---                    -----                ---

Outstanding units, end of year                                 868                838                    1,127              1,064
                                                               ===                ===                    =====              =====



Individually purchased annuities:


Net deposits                                                    51                 70                       50                 75
Net withdrawals                                                (50)               (36)                     (51)               (94)
Outstanding units, beginning of year                           351                317                      343                362
                                                               ---                ---                      ---                ---

Outstanding units, end of year                                 352                351                      342                343
                                                               ===                ===                      ===                ===

                    OVERSEAS
                  FUND DIVISION
       -----------------------------------

            1998               1997
       ----------------   ----------------

                    60                140
                   (68)              (123)
                   363                346
                   ---                ---

                   355                363
                   ===                ===






                    11                 26
                   (37)                (9)
                   124                107
                   ---                ---

                    98                124
                    ==                ===



                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

Note 6 - Summary of Gross and Net Deposits into Separate Account

Deposits  into the Separate  Account are used to purchase  shares in the Capital
Company or Fidelity's Variable Insurance Products Funds. Net deposits represent the amounts available for investment in such shares after the deduction of sales charges, premium taxes, transfer charges, and surrender charges.




                                                              S & P 500 INDEX                        MONEY MARKET
                                                               FUND DIVISION                         FUND DIVISION
                                                       -----------------------------------------------------------------------------

Tax sheltered annuities:                                   1998             1997                      1998              1997
                                                       --------------   --------------            --------------    --------------

Total gross deposits                                 $     6,468,331  $     4,992,488           $       551,562   $       531,080
Transfers between fund divisions
     and General American                                  1,266,937        2,216,752                   309,709          (559,259)
Surrenders and withdrawals                                (5,208,621)      (2,348,697)                 (514,215)         (207,516)
                                                       --------------   --------------            --------------    --------------
Total gross deposits, transfers, and
     surrenders between fund divisions                     2,526,647        4,860,543                   347,056          (235,695)

Deductions:
Sales charges and premium taxes                                  541              565                        33                25
Transfer charges                                                   0                0                         0                 0
Surrender charges                                             39,730           18,035                     2,941             5,180
                                                       --------------   --------------            --------------    --------------
                                                              40,271           18,600                     2,974             5,205
Total deposits into (withdrawals from)
     Separate Account                                $     2,486,376  $     4,841,943           $       344,082   $      (240,900)
                                                       ==============   ==============            ==============    ==============

              BOND INDEX                                                  MANAGED EQUITY
             FUND DIVISION                                                FUND DIVISION
---------------------------------------------------------------------------------------------------------------------------
                                                                   88 Series                          Other
              1998              1997                      1998              1997             1998              1997
          --------------    --------------            --------------    --------------   --------------    --------------

        $       429,226   $       370,466           $     1,031,883   $     1,603,980  $       128,121   $       231,756

                574,600          (113,635)                 (215,453)          466,770          257,403          (241,531)
               (277,854)         (241,262)               (1,211,325)         (688,564)      (1,191,151)       (1,127,831)
          --------------    --------------            --------------    --------------   --------------    --------------

                725,972            15,569                  (394,895)        1,382,186         (805,627)       (1,137,606)


                      3                 3                        62                27              244             1,050
                      0                 0                         0                 0                0                 5
                  3,061             2,527                    17,119             8,235                0                 0
          --------------    --------------            --------------    --------------   --------------    --------------
                  3,064             2,530                    17,181             8,262              244             1,055

        $       722,908   $        13,039           $      (412,076)  $     1,373,924  $      (805,871)  $      (610,222)
          ==============    ==============            ==============    ==============   ==============    ==============


           ASSET ALLOCATION
             FUND DIVISION
------------------------------------------

              1998              1997
          --------------    --------------

        $     1,377,673   $     3,211,321

                (79,296)          742,510
             (1,579,937)         (802,650)
          --------------    --------------

               (281,560)        3,151,181


                      3                 2
                      0                 0
                 12,490             7,246
          --------------    --------------
                 12,493             7,248

        $      (294,053)  $     3,143,933
          ==============    ==============



                                                              S & P 500 INDEX                        MONEY MARKET
                                                               FUND DIVISION                         FUND DIVISION
                                                       -----------------------------------------------------------------------------

Individually purchased annuities:                          1998             1997                      1998              1997
                                                       --------------   --------------            --------------    --------------

Total gross deposits                                 $     1,765,647  $     2,053,502           $       120,214   $       479,380
Transfers between fund divisions
     and General American                                   (209,771)         192,907                   (22,244)         (281,502)
Surrenders and withdrawals                                (2,726,185)        (590,196)                   (5,242)           (8,262)
                                                       --------------   --------------            --------------    --------------
Total gross deposits, transfers, and
     surrenders between fund divisions                    (1,170,309)       1,656,213                    92,728           189,616

Deductions:
Sales charges and premium taxes                                    0               70                         0                 0
Transfer charges                                                   0                0                         0                 0
Surrender charges                                             33,019            8,584                        19                29
                                                       --------------   --------------            --------------    --------------
                                                              33,019            8,654                        19                29
Total deposits into (withdrawals from)
     Separate Account                                $    (1,203,328) $     1,647,559           $        92,709   $       189,587
                                                       ==============   ==============            ==============    ==============

              BOND INDEX                                                  MANAGED EQUITY
             FUND DIVISION                                                FUND DIVISION
----------------------------------------------------------------------------------------------------------------------------
                                                                   88 Series                          Other
              1998              1997                      1998              1997             1998              1997
          --------------    --------------            --------------    --------------   --------------    --------------

        $        55,283   $       120,453           $       164,355   $       455,178  $         1,589   $             0

                 67,237           214,861                   (24,136)           19,302                0                 0
               (244,863)         (120,139)                 (739,966)         (124,273)         (72,481)           (2,121)
          --------------    --------------            --------------    --------------   --------------    --------------

               (122,343)          215,175                  (599,747)          350,207          (70,892)           (2,121)


                      0                 0                         0                30                0                 0
                      0                 0                         0                 0                0                 0
                  4,199             1,900                    20,978             3,967                0                 0
          --------------    --------------            --------------    --------------   --------------    --------------
                  4,199             1,900                    20,978             3,997                0                 0

        $      (126,542)  $       213,275           $      (620,725)  $       346,210  $       (70,892)  $        (2,121)
          ==============    ==============            ==============    ==============   ==============    ==============


          ASSET ALLOCATION                                        (continued)
            FUND DIVISION
-----------------------------------------

             1998              1997
         --------------    --------------

       $       265,936   $       588,279

               (71,336)           80,471
              (164,660)         (424,166)
         --------------    --------------

                29,940           244,584


                     0                60
                     0                 0
                 2,425            13,247
         --------------    --------------
                 2,425            13,307

       $        27,515   $       231,277
         ==============    ==============





                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

Note 6 - Summary of Gross and Net Deposits into Separate Account, (continued)








                                                            EQUITY-INCOME                                  GROWTH
                                                            FUND DIVISION                               FUND DIVISION
                                                    -------------------------------            --------------------------------

Tax sheltered annuities:                                1998             1997                       1998             1997
                                                    --------------   --------------            ---------------   --------------

Total gross deposits                              $     2,099,844  $     1,976,947           $      2,854,340  $     3,448,982
Transfers between fund divisions
     and General American                                 281,676          898,692                    665,837           (2,045)
Surrenders and withdrawals                             (1,685,785)      (1,625,061)                (2,126,620)      (2,073,804)
                                                    --------------   --------------            ---------------   --------------
Total gross deposits, transfers, and
     surrenders between fund divisions                    695,735        1,250,578                  1,393,557        1,373,133

Deductions:
Sales charges and premium taxes                               199               42                        229               79
Transfer charges                                                0                0                          0                0
Surrender charges                                          22,250           20,372                     38,955           17,214
                                                    --------------   --------------            ---------------   --------------
                                                           22,449           20,414                     39,184           17,293
Total deposits (withdrawls) into
     Separate Account                             $       673,286  $     1,230,164           $      1,354,373  $     1,355,840
                                                    ==============   ==============            ===============   ==============



                       OVERSEAS
                     FUND DIVISION
            --------------------------------

                1998              1997
            --------------    --------------

          $       599,682   $       861,766

                 (134,703)          328,379
                 (564,009)         (998,672)
            --------------    --------------

                  (99,030)          191,473


                       12                10
                        0                 0
                    7,586             4,773
            --------------    --------------
                    7,598             4,783

          $      (106,628)  $       186,690
            ==============    ==============





                                                             EQUITY-INCOME                                  GROWTH
                                                             FUND DIVISION                               FUND DIVISION
                                                     -------------------------------            --------------------------------

Individually purchased annuities:                        1998             1997                       1998             1997
                                                     --------------   --------------            ---------------   --------------

Total gross deposits                               $       626,962  $       915,674           $        674,480  $       718,567
Transfers between fund divisions
     and General American                                   12,989          (51,474)                   (55,684)        (286,628)
Surrenders and withdrawals                                (604,051)        (251,063)                  (657,597)        (759,171)
                                                     --------------   --------------            ---------------   --------------
Total gross deposits, transfers, and
     surrenders between fund divisions                      35,900          613,137                    (38,801)        (327,232)

Deductions:
Sales charges and premium taxes                                  5               22                         23               23
Transfer charges                                                 0                0                          0                0
Surrender charges                                           14,080            8,782                     19,182           11,059
                                                     --------------   --------------            ---------------   --------------
                                                            14,085            8,804                     19,205           11,082
Total deposits (withdrawls) into
     Separate Account                              $        21,815  $       604,333           $        (58,006) $      (338,314)
                                                     ==============   ==============            ===============   ==============

                       OVERSEAS
                     FUND DIVISION
            --------------------------------

                1998              1997
            --------------    --------------

          $       136,339   $       192,673

                 (180,306)           87,209
                 (308,720)          (50,134)
            --------------    --------------

                 (352,687)          229,748


                        0                 0
                        0                 0
                   10,428             1,157
            --------------    --------------
                   10,428             1,157

          $      (363,115)  $       228,591
            ==============    ==============


                      General American Separate Account Two
                        Financial Highlights Information
                                December 31, 1998




                                                  Accumulation unit value:           Accumulation unit value:
                                                    Beginning of period*                  End of period
                                                -----------------------------      -----------------------------

           S & P 500 Index Fund Division **
                   1998                                        43.62                              55.35
                   1997                                        33.17                              43.62
                   1996                                        27.27                              33.17
                   1995                                        20.12                              27.27
                   1994                                        20.09                              20.12
                   1993                                        18.48                              20.09
                   1992                                        17.37                              18.48
                   1991                                        13.47                              17.37
                   1990                                        14.15                              13.47
                   1989                                        11.01                              14.15
                   1988                                        10.00                              11.01

           Money Market Fund Division
                   1998                                        15.85                              16.57
                   1997                                        15.14                              15.85
                   1996                                        14.50                              15.14
                   1995                                        13.82                              14.50
                   1994                                        13.39                              13.82
                   1993                                        13.12                              13.39
                   1992                                        12.78                              13.12
                   1991                                        12.16                              12.78
                   1990                                        11.33                              12.16
                   1989                                        10.44                              11.33
                   1988                                        10.00                              10.44

           Bond Index Fund Division ***
                   1998                                        19.50                              20.97
                   1997                                        18.01                              19.50
                   1996                                        17.66                              18.01
                   1995                                        14.99                              17.66
                   1994                                        15.78                              14.99
                   1993                                        14.43                              15.78
                   1992                                        13.68                              14.43
                   1991                                        12.12                              13.68
                   1990                                        11.22                              12.12
                   1989                                        10.27                              11.22
                   1988                                        10.00                              10.27

           Managed Equity Fund Division
              Tax Qualified
                   1998                                        72.99                              82.60
                   1997                                        59.73                              72.99
                   1996                                        49.83                              59.73
                   1995                                        37.68                              49.83
                   1994                                        39.42                              37.68
                   1993                                        36.54                              39.42
                   1992                                        34.56                              36.54
                   1991                                        27.62                              34.56
                   1990                                        28.73                              27.62
                   1989                                        22.11                              28.73
                   1988                                        21.30                              22.11

              Non-Tax Qualified
                   1998                                        79.43                              89.89
                   1997                                        64.99                              79.43
                   1996                                        54.22                              64.99
                   1995                                        41.00                              54.22
                   1994                                        42.90                              41.00
                   1993                                        39.76                              42.90
                   1992                                        37.61                              39.76
                   1991                                        30.05                              37.61
                   1990                                        31.27                              30.05
                   1989                                        24.06                              31.27
                   1988                                        23.18                              24.06


             Tax Qualified Plan               Non-Tax Qualified Plan
             Units outstanding,                 Units outstanding,
               end of period                      end of period
               (in thousands)                     (in thousands)
      ---------------------------------    -----------------------------


                       987                              342
                       935                              366
                       808                              325
                       657                              297
                       636                              265
                       599                              241
                       366                              152
                       236                              109
                       133                               67
                        97                               23
                        36                                7


                       124                               79
                       102                               74
                       117                               62
                       106                               57
                        93                               58
                       115                               73
                       181                               85
                       179                              101
                       188                               79
                        28                               15
                         6                                5


                       200                               75
                       163                               80
                       163                               70
                       146                               85
                       146                               58
                       161                               61
                       116                               48
                        50                               67
                        33                               58
                        22                               17
                         5                                2



                       126                              N/A
                       136                              N/A
                       153                              N/A
                       164                              N/A
                       188                              N/A
                       210                              N/A
                       217                              N/A
                       216                              N/A
                       192                              N/A
                       194                              N/A
                       207                              N/A


                       N/A                                1
                       N/A                                2
                       N/A                                2
                       N/A                               17
                       N/A                               20
                       N/A                               24
                       N/A                               25
                       N/A                               25
                       N/A                               25
                       N/A                               25
                       N/A                               26

* At the date of first deposits into Separate Account on May 16, 1988, except for the Managed Equity Fund, (continued) which began on February 24, 1988; the Equity Fund and the Growth Fund which began on January 6, 1994; and the Overseas Fund which began on January 11, 1994.

** The name of the S&P 500 Index Fund was changed from the Equity Fund effective May 1, 1994.

*** The name of the Bond Index Fund was changed from the Intermediate Bond Fund effective October 1,1992. The name change reflects a change in investment policies and objectives of the Fund.

     See accompanying independent auditors report.






                      General American Separate Account Two
                  Financial Highlights Information (continued)
                                December 31, 1998




                                                  Accumulation unit value:           Accumulation unit value:
                                                    Beginning of period*                  End of period
                                                -----------------------------      -----------------------------

           Managed Equity Fund Division (continued)
               88 Series
                   1998                                        37.77                              42.70
                   1997                                        30.94                              37.77
                   1996                                        25.84                              30.94
                   1995                                        19.56                              25.84
                   1994                                        20.48                              19.56
                   1993                                        19.00                              20.48
                   1992                                        17.99                              19.00
                   1991                                        14.39                              17.99
                   1990                                        14.99                              14.39
                   1989                                        11.54                              14.99
                   1988                                        10.83                              11.54

           Asset Allocation Fund Division
                   1998                                        28.38                              33.12
                   1997                                        24.14                              28.38
                   1996                                        21.08                              24.14
                   1995                                        16.52                              21.08
                   1994                                        17.37                              16.52
                   1993                                        16.01                              17.37
                   1992                                        15.16                              16.01
                   1991                                        12.78                              15.16
                   1990                                        12.60                              12.78
                   1989                                        10.61                              12.60
                   1988                                        10.00                              10.61

           Equity-Income Fund Division
                   1998                                        20.27                              22.41
                   1997                                        15.98                              20.27
                   1996                                        14.12                              15.98
                   1995                                        10.55                              14.12
                   1994                                        10.00                              10.55

           Growth Fund Division
                   1998                                        18.42                              25.45
                   1997                                        15.07                              18.42
                   1996                                        13.27                              15.07
                   1995                                         9.90                              13.27
                   1994                                        10.00                               9.90

           Overseas Fund Division
                   1998                                        13.37                              14.93
                   1997                                        12.11                              13.37
                   1996                                        10.80                              12.11
                   1995                                         9.95                              10.80
                   1994                                        10.00                               9.95

    Tax Qualified Plan               Non-Tax Qualified Plan
    Units outstanding,                 Units outstanding,
      end of period                      end of period
      (in thousands)                     (in thousands)
------------------------------    -----------------------------



              266                               54
              280                               67
              240                               58
              215                               75
              204                               68
              197                               56
              158                               40
              101                               27
               56                               20
               21                                7
                6                                0


              487                              187
              496                              187
              375                              178
              317                              168
              320                              180
              332                              166
              223                              119
              140                               66
               94                               35
               33                               16
                9                                4


              868                              352
              838                              351
              767                              317
              552                              207
              315                               82


            1,127                              342
            1,064                              343
              974                              362
              646                              261
              356                              116


              355                               98
              363                              124
              346                              107
              266                               77
              240                               52

* At the date of first deposits into Separate Account on May 16, 1988, except for the Managed Equity Fund, which began on February 24, 1988; the Equity Fund and the Growth Fund which began on January 6, 1994; and the Overseas Fund which began on January 11, 1994.

** The name of the S&P 500 Index Fund was changed from the Equity Fund effective May 1, 1994.

*** The name of the Bond Index Fund was changed from the Intermediate Bond Fund effective October 1,1992. The name change reflects a change in investment policies and objectives of the Fund.

     See accompanying independent auditors report.


                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998


                                                                No. of Shares                       Market Value
                                                            ----------------------             -----------------------

S&P 500 Index Fund
     General American Capital Company *                                 1,464,471            $             73,937,535

Money Market Fund
     General American Capital Company *                                   179,671            $              3,458,843

Bond Index Fund
     General American Capital Company *                                   229,420            $              5,779,017

Managed Equity Fund
     General American Capital Company *                                   677,834            $             24,149,175

Asset Allocation Fund
     General American Capital Company *                                   596,876            $             22,412,431

Equity-Income Fund
     Variable Insurance Products Fund                                   1,080,153            $             27,457,497

Growth Fund
     Variable Insurance Products Fund                                     833,728            $             37,409,371

Overseas Fund
     Variable Insurance Products Fund                                     341,816            $              6,853,414


* These funds use consent dividending.  See Note 2C.



See accompanying independent auditors report.

              GENERAL AMERICAN LIFE INSURANCE COMPANY
                          AND SUBSIDIARIES

                 Consolidated Financial Statements

                     December 31, 1998 and 1997

            (With Independent Auditors' Report Thereon)

                    INDEPENDENT AUDITORS' REPORT

Board of Directors and Members of
   General American Life Insurance Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations, comprehensive income, stockholder equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of
December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.



March 4, 1999

                            GENERAL AMERICAN LIFE INSURANCE COMPANY
                                       AND SUBSIDIARIES

                                  Consolidated Balance Sheets

                                   December 31, 1998 and 1997

                                    (dollars in thousands)
                      ASSETS                               1998                     1997
                                                        -----------              ----------

Fixed maturities:
  Available for sale, at fair value                     $11,068,283               9,115,519
Mortgage loans, net                                       2,337,542               2,140,262
Real estate, net                                            129,851                 140,145
Equity securities, at fair value                             48,550                  24,211
Policy loans                                              2,151,028               2,073,152
Short-term investments                                      195,346                 190,374
Other invested assets                                       457,645                 243,921
                                                        -----------              ----------

           Total investments                             16,388,245              13,927,584

Cash and cash equivalents                                   591,107                 358,879
Accrued investment income                                   205,645                 168,592
Reinsurance recoverables                                    904,998                 718,717
Other contract deposits                                   4,094,777               3,336,328
Deferred policy acquisition costs                           773,762                 695,253
Other assets                                                602,965                 488,582
Separate account assets                                   5,287,456               4,118,860
                                                        -----------              ----------

           Total assets                                 $28,848,955              23,812,795
                                                        ===========              ==========

        LIABILITIES AND STOCKHOLDER EQUITY

Policy and contract liabilities:
  Future policy benefits                                 $5,516,869               4,933,787
  Policyholder account balances:
     Universal life                                       2,960,940               2,534,744
     Annuities                                            3,714,526               4,161,946
  Pension funds and interest sensitive
    contract liabilities                                  7,581,276               4,732,400
  Policy and contract claims                                591,088                 458,606
  Dividends payable to policyholders                        121,740                 113,525
                                                        -----------              ----------

           Total policy and contract liabilities         20,486,439              16,935,008

Amounts payable to reinsurers                               201,395                 247,679
Long-term debt and notes payable                            221,850                 214,477
Other liabilities and accrued expenses                      912,291                 826,868
Deferred tax liability, net                                  75,429                  89,046
Separate account liabilities                              5,267,553               4,112,666
                                                        -----------              ----------

           Total liabilities                             27,164,957              22,425,744
                                                        -----------              ----------

Minority interests                                          383,085                 216,555

Stockholder equity:
  Common stock, $1 par value, 5,000,000 shares
     authorized, 3,000,000 shares issued and
     outstanding                                              3,000                   3,000
  Additional paid-in capital                                  3,000                   3,000
  Retained earnings                                       1,242,004               1,057,613
  Accumulated other comprehensive income                     52,909                 106,883
                                                        -----------              ----------

           Total stockholder equity                       1,300,913               1,170,496
                                                        -----------              ----------

           Total liabilities and stockholder equity     $28,848,955              23,812,795
                                                        ===========              ==========

See accompanying notes to consolidated financial statements.


                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                                            AND SUBSIDIARIES

                                 Consolidated Statements of Operations

                             Years ended December 31, 1998, 1997, and 1996

                                         (dollars in thousands)
                                                            1998              1997                1996
                                                         ----------         ---------          ---------
Revenues:
  Insurance premiums and other considerations            $2,244,156         1,768,169          1,623,228
  Net investment income                                   1,135,838           945,542            806,883
  Ceded commissions                                          39,921            44,902             27,538
  Other income                                              330,731           362,160            280,803
  Net realized investment gains                              13,646            28,538             24,531
                                                         ----------         ---------          ---------

           Total revenues                                 3,764,292         3,149,311          2,762,983

Benefits and expenses:
  Policy benefits                                         1,992,997         1,528,333          1,379,803
  Interest credited to policyholder account balances        426,806           345,937            262,532
                                                         ----------         ---------          ---------

           Total policyholder benefits                    2,419,803         1,874,270          1,642,335

  Dividends to policyholders                                192,085           182,146            171,904
  Policy acquisition costs                                  240,640           168,045            143,094
  Other insurance and operating expenses                    711,901           739,814            642,636
                                                         ----------         ---------          ---------

           Total benefits and expenses                    3,564,429         2,964,275          2,599,969
                                                         ----------         ---------          ---------

           Income before provision for income taxes
             and minority interest                          199,863           185,036            163,014
                                                         ----------         ---------          ---------

Income tax provision (benefit):
  Current                                                    35,226            65,778             45,902
  Deferred                                                   18,351              (113)            13,992
                                                         ----------         ---------          ---------

           Total provision for income taxes                  53,577            65,665             59,894
                                                         ----------         ---------          ---------

           Income before minority interest                  146,286           119,371            103,120

Minority interest in earnings of consolidated
  subsidiaries                                              (29,220)          (22,134)           (19,888)
                                                         ----------         ---------          ---------

           Net income                                      $117,066            97,237             83,232
                                                         ==========         =========          =========

See accompanying notes to consolidated financial statements.


                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                              AND SUBSIDIARIES

               Consolidated Statements of Comprehensive Income

                Years ended December 31, 1998, 1997, and 1996

                           (dollars in thousands)
                                                1998        1997         1996
                                              --------     -------      -------
Net income                                    $117,066      97,237       83,232

Other comprehensive (loss) income              (53,974)     75,583      (49,705)
                                              --------     -------      -------
         Comprehensive income                  $63,092     172,820       33,527
                                              ========     =======      =======

See accompanying notes to consolidated financial statements.

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                                  AND SUBSIDIARIES

                                   Consolidated Statements of Stockholder Equity

                                   Years ended December 31, 1998, 1997, and 1996

                                              (dollars in thousands)

                                                                                                  ACCUMULATED
                                                                      ADDITIONAL                     OTHER          TOTAL
                                                        COMMON         PAID-IN     RETAINED      COMPREHENSIVE   STOCKHOLDER
                                                        STOCK          CAPITAL     EARNINGS         INCOME         EQUITY
                                                        ------       -----------   ---------     -------------   -----------
Balance at December 31, 1995                            $   --             --        876,078         81,005         957,083
Net income                                                  --             --         83,232             --          83,232
Other comprehensive (loss) income                           --             --             --        (49,705)        (49,705)
Other, net                                                  --             --          7,177             --           7,177
                                                        ------          -----      ---------        -------       ---------

Balance at December 31, 1996                                --             --        966,487         31,300         997,787
Net income                                                  --             --         97,237             --          97,237
Other comprehensive income                                  --             --             --         75,583          75,583
Issuance of common stock                                 3,000          3,000         (6,000)            --              --
Dividend to parent                                          --             --         (4,480)            --          (4,480)
Other, net                                                  --             --          4,369             --           4,369
                                                        ------          -----      ---------        -------       ---------

Balance at December 31, 1997                             3,000          3,000      1,057,613        106,883       1,170,496
Net income                                                  --             --        117,066             --         117,066
Other comprehensive (loss) income                           --             --             --        (53,974)        (53,974)
Parent's share of subsidiary's
  issuance of nonvoting stock                               --             --         68,609             --          68,609
Other, net                                                  --             --         (1,284)            --          (1,284)
                                                        ------          -----      ---------        -------       ---------

Balance at December 31, 1998                            $3,000          3,000      1,242,004         52,909       1,300,913
                                                        ======          =====      =========        =======       =========

See accompanying notes to consolidated financial statements.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                                            AND SUBSIDIARIES

                                 Consolidated Statements of Cash Flows

                             Years ended December 31, 1998, 1997, and 1996

                                         (dollars in thousands)
                                                                    1998            1997          1996
                                                                 -----------     ----------    ----------
Cash flows from operating activities:
  Net income                                                     $   117,066         97,237        83,232
  Adjustments to reconcile net income to net cash
    (used in) provided by operating activities:
        Change in:
           Accrued investment income                                 (37,424)       (20,568)      (16,275)
           Reinsurance recoverables and other contract deposits     (942,384)      (838,390)     (159,713)
           Deferred policy acquisition costs                        (102,050)      (113,040)      (87,249)
           Other assets                                              (99,506)       (61,796)      (51,444)
           Future policy benefits                                    582,899        693,052       330,511
           Policy and contract claims                                132,481        105,503        14,652
           Other liabilities and accrued expenses                     48,220        319,787        65,184
        Deferred income tax provision                                 18,351           (113)       13,992
        Policyholder considerations                                 (219,295)      (137,163)     (144,748)
        Interest credited to policyholder account balances           426,806        345,937       262,532
        Amortization and depreciation                                 34,578         32,744        28,375
        Net realized investment gains                                (13,646)       (28,538)      (24,531)
        Other, net                                                     7,380            372       (14,554)
                                                                 -----------     ----------    ----------

              Net cash (used in) provided by operating
                activities                                           (46,524)       395,024       299,964
                                                                 -----------     ----------    ----------

Cash flows from investing activities:
  Proceeds from investments sold or redeemed:
    Fixed maturities available for sale                            2,027,415      2,070,743     1,822,169
    Mortgage loans                                                   370,418        594,151       182,650
    Equity securities                                                  2,065         31,602        13,427
  Cost of investments purchased:
    Fixed maturities available for sale                           (4,251,065)    (4,463,100)   (3,428,943)
    Mortgage loan originations                                      (594,480)      (438,959)     (593,438)
    Equity securities                                                (17,396)       (47,283)      (39,553)
  Maturity of fixed maturities available for sale                    145,247        281,736       225,087
  Increase in policy loans, net                                      (77,876)      (153,399)     (210,624)
  Increase in short-term and other invested assets, net             (215,142)      (130,464)      (12,678)
  Investments in subsidiaries                                        (24,531)        (6,032)       (4,807)
                                                                 -----------     ----------    ----------

              Net cash used in investing activities               (2,635,345)    (2,261,005)   (2,046,710)
                                                                 -----------     ----------    ----------

Cash flows from financing activities:
  Net policyholder account and contract deposits                   2,682,959      2,121,488     1,632,495
  Proceeds from subsidiary stock offering                            221,837             --            --
  Issuance of debt                                                     2,281          1,857       106,903
  Repayment of debt                                                     (411)       (80,606)      (19,497)
  Dividends                                                           (3,839)        (2,112)       (1,832)
  Other, net                                                          27,577         46,829        26,770
                                                                 -----------     ----------    ----------

              Net cash provided by financing activities            2,930,404      2,087,456     1,744,839
                                                                 -----------     ----------    ----------

Effect of exchange rate changes                                      (16,307)        (5,320)         (266)
                                                                 -----------     ----------    ----------

              Net increase (decrease) in cash and
                cash equivalents                                     232,228        216,155        (2,173)

Cash and cash equivalents at beginning of year                       358,879        142,724       144,897
                                                                 -----------     ----------    ----------

Cash and cash equivalents at end of year                         $   591,107        358,879       142,724
                                                                 ===========     ==========    ==========

See accompanying notes to consolidated financial statements.

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

(1)   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             REORGANIZATION

      In September 1996, the Board of Directors of General American Life Insurance Company (General American) adopted the Reorganization Plan (Plan) which authorized the reorganization (Reorganization) of General American into a mutual insurance holding company structure. The Missouri Department of Insurance held a public hearing on the Reorganization on December 19, 1996 and approved the Plan on January 24, 1997. The policyholders of General American approved the Plan on January 28, 1997 and the Reorganization became effective on April 24, 1997 (effective date). General American was the first company to obtain approval and to form a mutual insurance holding company under the Missouri Mutual Holding Company Statute.

      Pursuant to the Reorganization, General American (the Company)
      (i) formed General American Mutual Holding Company (GAMHC) as a mutual insurance holding company under the insurance laws of the State of Missouri, (ii) formed GenAmerica Corporation (GenAmerica) as an intermediate stock holding company under the general laws of the State of Missouri, and (iii) amended and restated its Charter and Articles of Incorporation to authorize the issuance of capital stock and the continuance of its existence as a stock life insurance company under the same name. GAMHC may, among other things, elect all of the directors of GenAmerica and approve matters submitted for shareholder approval. As of the effective date of the Reorganization, the membership interests and the contractual rights of the policyholders of the Company were separated - the membership interests automatically became, by operation of law, membership interests in GAMHC and the contractual rights remained with the Company. Each person who becomes the owner of a designated policy or contract of insurance or annuity issued by the Company after the effective date of the Reorganization (subject to certain exceptions and conditions set forth in the Articles of Incorporation of GAMHC) will become a member of GAMHC and have a membership interest in GAMHC by operation of law so long as such policy or contract remains in force. The membership interests in GAMHC follow, and are not severable, from the insurance policy or annuity contract from which the membership interest in GAMHC is derived.

      On the effective date, the Company issued three million shares of its authorized shares of capital stock to GAMHC. GAMHC then contributed all of these to GenAmerica in exchange for one thousand shares of its common stock. As a result, GenAmerica directly owns the Company, and GAMHC indirectly owns the Company, through GenAmerica. The Reorganization was accounted for at historical cost in a manner similar to a pooling of interests.

      The consolidated financial statements include the assets, liabilities, and results of operations of the Company and its wholly owned subsidiaries, General American Holding Company, a noninsurance holding company; Cova Corporation, an insurance holding company; Paragon Life Insurance Company; Security Equity Life Insurance Company; General Life Insurance Company of America; General Life Insurance Company, its 53.3 percent owned subsidiary, Reinsurance Group of America, Incorporated (RGA), an insurance holding company, and its 62.7 percent owned subsidiary, Conning Corporation.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

      The Company's principal lines of business, conducted through itself or one of its subsidiaries, are Individual Life Insurance, Annuities, Group Life and Health Insurance, Asset Management, and Reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies, independent brokers, and group sales and claims offices. The Company and its subsidiaries are licensed to do business in all fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, and Africa.

             INITIAL PUBLIC OFFERING

      In December 1997, the Company's subsidiary, Conning Corporation (Conning), successfully completed an initial public offering
      (IPO) of 2.875 million shares of its common stock. Conning received net proceeds of approximately $34.5 million from the offering. The Company owned 62.7 percent of the total shares outstanding of Conning's common stock at December 31, 1998 and 1997. The publicly held stock of Conning is listed on the NASDAQ National Market System.

             SUBSEQUENT OFFERINGS

      At the Company's subsidiary, RGA's annual stockholders' meeting on May 27, 1998, a new class of non-voting common stock was authorized. In June 1998, RGA completed a secondary public offering in which it sold 4.945 million shares of non-voting common stock traded on the New York Stock Exchange under the symbol RGA.A. The offering provided net proceeds of approximately $221.8 million which have been utilized to finance the continued growth of RGA's operations domestically and internationally. After the subsequent offering, the Company's ownership percentage decreased from 63.8 percent to 53.3 percent.

             SIGNIFICANT ACCOUNTING POLICIES

      The accompanying consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP) and include the accounts of the Company and its majority owned subsidiaries. Less than majority-owned entities in which the Company has at least a 20 percent interest are reported on the equity basis. All significant intercompany accounts and transactions have been eliminated in consolidation. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policy benefits and policy and contract claims, deferred acquisition costs, and investment and deferred tax valuation allowances.

      The significant accounting policies of the Company are as follows:

             RECOGNITION OF REVENUE

      For traditional life policies, including participating businesses, premiums are recognized when due, less allowances for estimated uncollectible balances. For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force over the estimated policy life.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      For universal life and annuity products, contract charges for mortality, surrender, and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts.

      Other income represents the fees generated from the Company's noninsurance operations, primarily service and contract fees relating to concessions, asset management, system development, and third-party administration. Amounts are recognized when earned.

             INVESTED ASSETS

             FIXED MATURITIES AND EQUITY SECURITIES: All of the Company's securities are classified as available for sale. Fixed maturities available for sale are reported at fair value and are so classified based on the possibility that such securities could be sold prior to maturity if that action enables the Company to execute its investment philosophy and appropriately match investment results to operating and liquidity needs. Equity securities are carried at fair value.

             Realized gains or losses on the sale of securities are determined on the basis of specific identification. Unrealized gains and losses are recorded, net of related income tax effects, in accumulated other comprehensive income, a separate component of stockholders' equity.

             MORTGAGE LOANS: Mortgage loans on real estate are stated at an unpaid principal balance, net of unamortized discounts and valuation allowances for possible impairment in value. The Company discontinues the accrual of interest on mortgage loans which are more than 90 days delinquent. Interest received on nonaccrual mortgage loans is generally reported as interest income.

             POLICY LOANS, REAL ESTATE, AND OTHER INVESTED ASSETS:
             Policy loans are carried at an unpaid principal balance and are generally secured by the cash surrender value. Investment real estate which the Company has the intent to hold for the production of income is carried at depreciated cost, net of writedowns for other than temporary declines in fair value and encumbrances. Properties held for sale (primarily acquired through foreclosure) are carried at the lower of depreciated cost (fair value at foreclosure plus capital additions less accumulated depreciation and encumbrances) or fair value. Adjustments to carrying value of properties held for sale are recorded in a valuation reserve when the fair value is below depreciated cost. The accumulated depreciation and encumbrances on real estate amounted to $52.4 million and $47.0 million at December 31, 1998 and 1997, respectively. Direct valuation allowances amounted to $7.3 million and $6.7 million at December 31, 1998 and 1997, respectively. Other invested assets are principally recorded at fair value.

             SHORT-TERM INVESTMENTS: Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of less than a year, are carried at amortized cost, which approximates fair value.

             INVESTED ASSET IMPAIRMENT AND VALUATION ALLOWANCES:
             Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The Company adjusts invested assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. In addition, the Company has established valuation allowances for mortgage loans and other invested assets. Valuation

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

             allowances for other than temporary impairments in value are netted against the asset categories to which they apply. Additions to valuation allowances are included in realized gains and losses.

             The Company recognizes its proportionate share of the resultant gains or losses on the issuance or repurchase of its subsidiaries' stock as a direct credit or charge to unassigned funds.

             CASH AND CASH EQUIVALENTS: For purposes of reporting cash flows, cash and cash equivalents represent cash, demand deposits, and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

             INVESTMENT INCOME

      Fixed maturity premium and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are adjusted when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

             POLICY AND CONTRACT LIABILITIES

      For traditional life insurance policies, future policy benefits are computed using a net level premium method with actuarial assumptions as to mortality, persistency, and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and the Company's historical experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions generally range from
      2.5 percent to 11.0 percent. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

      For participating policies, future policy benefits are computed using a net level premium method based on the guaranteed cash value basis for mortality and interest. Mortality rates are similar to those used for statutory valuation purposes. Interest rates generally range from 2.5 percent to 6.0 percent. Dividend liabilities are established when earned.

      Policyholder account balances for universal life and annuity policies are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges, and withdrawals. These expense charges are recognized in income as earned.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      The range of weighted average interest crediting rates used by the Company's life insurance subsidiaries were as follows:

                               1998           1997          1996
                            ----------     ----------    -----------

        Universal life      5.25-7.10%     6.00-7.10%     6.00-7.56%
        Annuities           4.00-9.20%     5.70-9.30%    5.70-13.00%
                            ==========     ==========    ===========

      Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals, and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of future benefits and experience assumptions for claim termination, expense, and interest which also provide a margin for adverse deviation.

             POLICY AND CONTRACT CLAIMS

      The Company establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates, average claim costs for reported claims, and estimates of incurred but not reported losses based on past experience. Policy and contract claims include a provision for both life and accident and health claims. Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be precisely determined and may vary from the estimated amount included in the consolidated balance sheets.

             DEFERRED POLICY ACQUISITION COSTS

      The costs of acquiring new business, which vary with and are primarily related to the production of new and renewal business, have been deferred to the extent that such costs are deemed recoverable from future profitability of the underlying business. Such costs include commissions, premium taxes, as well as certain other costs of policy issuance and underwriting.

      For limited payment and other nonparticipating traditional life insurance policies, the deferred policy acquisition costs are amortized, with interest, in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected future premium revenue is estimated utilizing the same assumptions used for computing liabilities for future policy benefits for these policies.

      For participating life insurance, universal life, and annuity type contracts, the deferred policy acquisition costs are amortized over a period of not more than thirty years in relation to the present value of estimated gross profits arising from interest margin, cost of insurance, policy administration, and surrender charges.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      The range of average rates of assumed interest used by the Company's life insurance subsidiaries in estimated gross margins were as follows:

                                  1998           1997          1996
                                ----------    ----------    ----------

        Participating life           8.25%         8.17%         8.70%
        Universal life          6.25-7.50%    6.25-7.79%    6.00-8.20%
        Annuities               7.00-7.83%    7.00-7.84%         7.83%
                                ==========    ==========    ==========

      The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins as if the net unrealized gains and losses on securities had actually been realized.

             REINSURANCE AND OTHER CONTRACT DEPOSITS

      In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises or reinsurers under various types of contracts including coinsurance and excess coverage. The Company's retention level per individual life ranges between $50 thousand and $2.5 million depending on the entity writing the policy.

      The Company assumes and retrocedes financial reinsurance contracts which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other contract deposits in the consolidated balance sheets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

      Reinsurance activities are accounted for consistent with terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

             FEDERAL INCOME TAXES

      The Company and certain of its U.S. subsidiaries file consolidated federal income tax returns. Any acquired life insurance company is not included in the consolidated return until the acquired company has been a member of the group for five years. Prior to satisfying the five-year requirement, the subsidiary files a separate federal return. RGA Barbados, a subsidiary of RGA, also files a U.S. tax return. The Company's foreign subsidiaries are taxed under applicable local statutes. No deferred tax liabilities have been recognized for the foreign subsidiaries per Accounting Principles Board (APB) Opinion 23, Accounting for Income Taxes - Special Areas. The Company uses the asset and liability method to record deferred income taxes.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

      Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, using enacted tax rates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

             SEPARATE ACCOUNT BUSINESS

      The assets and liabilities of the separate account represent segregated funds administered and invested by the Company for purposes of funding variable life insurance and annuity contracts for the exclusive benefit of the contractholders. The Company charges the separate account for cost of insurance and administrative expense associated with a contract and charges related to early withdrawals by contractholders. The assets and liabilities of the separate account are carried at fair value. The Company's participation in the separate account (seed money) is carried at fair value in the separate account, and amounted to $19.9 million and $6.2 million at December 31, 1998 and 1997, respectively.

             FAIR VALUE OF FINANCIAL INSTRUMENTS

      Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

             INVESTMENT SECURITIES: Fixed maturities are valued using quoted market prices, if available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or in the case of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of investments. The fair values of equity securities are based on quoted market prices.

             MORTGAGE LOANS: The fair values of mortgage loans are estimated using discounted cash flow analyses and interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

             POLICY LOANS: The fair value of policy loans approximates the carrying value. The majority of these loans are indexed, with a yield tied to a stated return.

             POLICYHOLDER ACCOUNT BALANCES ON INVESTMENT TYPE CONTRACTS:
             Fair values for the Company's liabilities under investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For contracts with no defined maturity date, the carrying value approximates fair value.

             SEPARATE ACCOUNT ASSETS AND LIABILITIES: The separate account assets and liabilities are carried at fair value as determined by the market value of the underlying segregated investments.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

             SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: The carrying amount approximates fair value.

             LONG-TERM DEBT AND NOTES PAYABLE: The fair value of long-term debt and notes payable is estimated using discounted cash flow calculations based on interest rates currently being offered for similar instruments.

             Refer to note 3 for additional information on fair value of financial instruments.

             RECLASSIFICATION

      The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2)   INVESTMENTS

             FIXED MATURITIES AND EQUITY SECURITIES

      The amortized cost and estimated fair value of fixed maturities and equity securities at December 31, 1998 and 1997 are as follows (in thousands):

                                                               1998
                                      --------------------------------------------------------
                                                          GROSS         GROSS       ESTIMATED
                                       AMORTIZED        UNREALIZED   UNREALIZED       FAIR
                                         COST             GAINS        LOSSES         VALUE
                                      -----------       ----------    --------      ----------
        Available for sale:
          U.S. Treasury securities    $    20,708            424            --          21,132
          Government agency
            obligations                 1,151,467        122,506       (11,176)      1,262,797
          Corporate securities          6,889,983        380,072      (164,130)      7,105,925
          Mortgage-backed securities    1,812,376         34,027       (38,553)      1,807,850
          Asset-backed securities         861,736         13,027        (4,184)        870,579
                                      -----------        -------      --------      ----------

              Total fixed maturities
                available for sale    $10,736,270        550,056      (218,043)     11,068,283
                                      ===========        =======      ========      ==========

        Equity securities             $    39,041          9,509            --          48,550
                                      ===========        =======      ========      ==========

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


                                                               1997
                                      --------------------------------------------------------
                                                          GROSS         GROSS       ESTIMATED
                                       AMORTIZED        UNREALIZED   UNREALIZED       FAIR
                                         COST             GAINS        LOSSES         VALUE
                                      -----------       ----------    --------      ----------
        Available for sale:
          U.S. Treasury securities     $   48,074          1,125          (27)         49,172
          Government agency
            obligations                   378,002         84,425       (1,281)        461,146

          Corporate securities          5,491,210        319,682      (45,790)      5,765,102
          Mortgage-backed securities    2,544,241         45,211      (17,832)      2,571,620
          Asset-backed securities         265,725          3,380         (626)        268,479
                                       ----------        -------      -------       ---------

              Total fixed maturities
                available for sale     $8,727,252        453,823      (65,556)      9,115,519
                                       ==========        =======      =======       =========
        Equity securities              $   23,558            653           --          24,211
                                       ==========        =======      =======       =========

      The Company manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 1998, the Company held no corporate debt securities or foreign government debt securities of a single issuer which had a carrying value in excess of ten percent of stockholders' equity.

      The amortized cost and estimated fair value of fixed maturity investments at December 31, 1998 are shown by contractual maturity for all securities except, U.S. Government agencies mortgage-backed securities which are distributed by maturity year based on the Company's estimate of the rate of future prepayments of principal over the remaining lives of the securities (in thousands). These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speed experience at the interest rate levels projected for the applicable underlying collateral and can be expected to vary from actual experience. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                             ESTIMATED
                                                           AMORTIZED            FAIR
                                                             COST              VALUE
                                                          ----------         ---------
        Due in one year or less                          $   201,267           201,307
        Due after one year through five years              1,794,887         1,821,575
        Due after five years through ten years             2,479,699         2,528,321
        Due after ten years through twenty years           4,448,041         4,709,231
        Mortgage-backed securities                         1,812,376         1,807,849
                                                         -----------        ----------

            Total                                        $10,736,270        11,068,283
                                                         ===========        ==========

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

      The sources of net investment income follow (in thousands):

                                           1998               1997              1996
                                        ----------           -------           -------
        Fixed maturities                $  744,347           561,709           464,512
        Mortgage loans                     188,775           194,504           171,781
        Real estate                         25,682            34,164            39,062
        Equity securities                    1,195             1,317               755
        Policy loans                       152,247           148,316           133,511
        Short-term investments              22,380            16,600            13,979
        Other                               18,938            13,943             9,705
                                        ----------           -------           -------

        Investment revenue               1,153,564           970,553           833,305
        Investment expenses                (17,726)          (25,011)          (26,422)
                                        ----------           -------           -------
            Net investment income       $1,135,838           945,542           806,883
                                        ==========           =======           =======

      Net realized gains (losses) from sales of investments consist of the following (in thousands):

                                                  1998              1997              1996
                                                 -------           -------           -------
        Fixed maturities:
          Realized gains                         $19,027            23,969            27,928
          Realized losses                        (13,978)          (16,796)          (10,398)
        Equity securities:
          Realized gains                           1,985             1,835             6,146
          Realized losses                           (164)           (1,457)             (288)
        Other investments, net                     6,776            20,987             1,143
                                                 -------           -------           -------
            Net realized investment gains        $13,646            28,538            24,531
                                                 =======           =======           =======

      Included in the net realized losses are permanent write-downs of approximately $5.5 million and $4.8 million during 1998 and 1997, respectively.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in thousands):

                                                                               1998            1997
                                                                             ---------       --------
        Unrealized appreciation (depreciation):
          Fixed maturities available for sale                                $ 332,015        388,267
          Equity securities and short-term investments                           9,561            658
          Derivatives                                                           (5,261)           888
        Effect of unrealized appreciation (depreciation) on:
          Deferred policy acquisition costs                                   (155,713)      (142,187)
          Present value of future profits                                         (473)        (2,901)
        Deferred income taxes                                                  (69,135)       (91,779)
        Other                                                                   (2,931)           139
        Minority interest, net of taxes                                        (19,561)       (24,341)
                                                                             ---------       --------
            Net unrealized appreciation                                      $  88,502        128,744
                                                                             =========       ========

      The Company has securities on deposit with various state insurance departments and regulatory authorities with an amortized cost of approximately $545.7 million and $346.6 million at December 31, 1998 and 1997, respectively.

             MORTGAGE LOANS

      The Company originates mortgage loans on income-producing properties, such as apartments, retail and office buildings, light warehouses, and light industrial facilities. Loan to value ratios at the time of loan approval are 75 percent or less. The Company minimizes risk through a thorough credit approval process and through geographic and property type diversification.

      The Company's mortgage loans were distributed as follows (in thousands):

                                            1998                              1997
                                 ---------------------------       ---------------------------
                                  CARRYING          PERCENT         CARRYING          PERCENT
                                   VALUE            OF TOTAL         VALUE            OF TOTAL
                                 ----------         --------       ----------         --------
        Arizona                  $  167,628            7.1%        $  156,453            7.2%
        California                  395,329           16.6            358,443           16.5
        Colorado                    228,096            9.6            228,797           10.5
        Florida                     171,608            7.2            153,174            7.0
        Georgia                     176,090            7.4            131,861            6.1
        Illinois                    162,168            6.8            155,184            7.1
        Maryland                    102,915            4.3            104,567            4.8
        Missouri                     93,528            3.9            100,815            4.6
        Texas                       197,375            8.3            191,619            8.8
        Washington                   99,615            4.2             84,140            3.9
        Other                       581,717           24.6            513,213           23.5
                                 ----------          -----         ----------          -----
            Subtotal              2,376,069          100.0%         2,178,266          100.0%
                                                     =====                             =====
        Valuation reserve           (38,527)                          (38,004)
                                 ----------                        ----------
            Total                $2,337,542                        $2,140,262
                                 ==========                        ==========

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


                                               1998                              1997
                                    ---------------------------       ---------------------------
                                     CARRYING          PERCENT         CARRYING          PERCENT
                                      VALUE            OF TOTAL         VALUE            OF TOTAL
                                    ----------         --------       ----------         --------
           Property type:
           Apartment                $   77,069            3.2%        $  101,038            4.6%
           Retail                      872,205           36.7            903,438           41.5
           Office building             747,824           31.5            622,185           28.6
           Industrial                  422,553           17.8            445,253           20.4
           Other commercial            256,418           10.8            106,352            4.9
                                    ----------          -----         ----------          -----

               Subtotal              2,376,069          100.0%         2,178,266          100.0%
                                                        =====                             =====

           Valuation reserve           (38,527)                          (38,004)
                                    ----------                        ----------

               Total                $2,337,542                        $2,140,262
                                    ==========                        ==========

      An impaired loan is measured at the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral.

      Mortgage loans which have been non-income producing for the preceding twelve months were $20.1 million and $8.7 million at December 31, 1998 and 1997, respectively. At December 31, 1998 and 1997, the recorded investment in mortgage loans that were considered impaired was $100.7 million and $119.7 million, respectively, with related allowances for credit losses of $12.6 million and $12.7 million, respectively. The average recorded investment in impaired loans during 1998 and 1997 was $110.2 million and $103.1 million, respectively.

      For the years ended December 31, 1998, 1997, and 1996, the Company recognized $6.8 million, $9.7 million, and $6.6 million, respectively, of interest income on those impaired loans, which included $7.0 million, $9.9 million, and $6.7 million, respectively, of interest income recognized using the cash basis method of income recognition.

      The Company has outstanding mortgage loan commitments as of December 31, 1998 totaling $429.5 million.

             SECURITIES LENDING

      The Company participates in a securities lending program. The amount on loan at December 31, 1998 was $122.5 million and was appropriately collateralized.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

             DERIVATIVES

      The Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio as a result of interest rate changes and to manage the portfolio's effective yield, maturity, and duration. The Company does not invest in derivatives for speculative purposes. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option of futures contract.

      Summarized below are the specific types of derivative instruments used by the Company.

              INTEREST RATE SWAPS: The Company manages interest rate risk on certain contracts, primarily through the utilization of interest rate swaps. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statements of operations.

              At December 31, 1998, the Company had 35 outstanding interest rate swap agreements which expire at various dates through 2025. Under 15 of the agreements, the Company receives a fixed rate ranging from 5.79 percent to 7.57 percent on a notional amount of $80.5 million and pays a floating rate based on London Interbank Offered Rate (LIBOR). Under 19 outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $116.0 million and pays a fixed rate ranging from 3.13 percent to 8.56 percent. On the remaining swap agreement, the Company receives a floating rate based on LIBOR on a notional amount of $5 million and pays a floating rate based on LIBOR. The estimated fair value of the agreements at December 31, 1998 was a net loss of approximately $4.7 million, which is recognized in accumulated other comprehensive income.

              At December 31, 1997, the Company had 30 outstanding interest rate swap agreements which expire at various dates through 2025. Under 13 of the agreements, the Company receives a fixed rate ranging from 5.98 percent to 7.51 percent on a notional amount of $68.6 million and pays a floating rate based on LIBOR. Under the remaining 17 outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $93 million and pays a fixed rate ranging from
              6.50 percent to 8.56 percent. The estimated fair value of the agreements was a net loss of approximately $2.5 million, which is not recognized in accumulated other comprehensive income.

              CURRENCY SWAPS AND CROSS CURRENCY SWAPS: Under foreign currency swaps, the Company agrees with other parties to exchange at specified intervals, the difference between two currencies on an exchange rate basis the interest amounts calculated by reference to an agreed notional principal amount. Under cross currency swaps, the Company swaps the difference between two currencies and between floating and fixed-rate interest amounts calculated by reference to notional amounts. The Company uses this technique for foreign denominated assets to match dollar denominated liabilities of various fixed income products. Net interest payments are recognized within net investment income in the consolidated statements of operations.

                                                               (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

              The Company had one outstanding currency swap agreement and five outstanding cross currency swaps at December 31, 1998 and 1997, respectively, which expire at various dates through 2016. The notional amount was $34.2 million and $34.3 million, respectively. The 1998 estimated fair value of the agreements was a net loss of $5.5 million and is recognized in accumulated other comprehensive income and the 1997 net loss of $1.3 million is not recognized in accumulated other comprehensive income.

              TOTAL RETURN SWAP: The Company uses the total return swap to construct a structured product that resembles an equity linked note. The total return swap is used to obtain the equity participation. The Company agrees with other parties to pay at specified intervals, floating-rate interest amounts calculated by reference to an agreed notional principal amount. In return the Company receives equity participation, which is calculated by reference to an agreed equity market index and a notional principal amount. If the amount is positive at the termination date, the Company receives such amount. If the amount is negative at the termination date, the Company pays out such amount to the counterparty.

              At December 31, 1998, the Company had one outstanding total return swap which expires in 2028. The notional amount was $14.0 million and the estimated fair value of the agreement was a net profit of $1.9 million, which is recognized in accumulated other comprehensive income. At December 31, 1997, the Company held no return swap agreements.

              FUTURES: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Company generally invests in futures on U.S. Treasury Bonds, U.S. Treasury Notes, and the S&P 500 Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. The 1998 unrealized gain was recognized in accumulated other comprehensive income and the 1997 unrealized loss was not recognized in accumulated other comprehensive income.

              Futures contracts outstanding as of December 31, 1998 and 1997 were as follows (in thousands):

                               Net sold       Notional        Fair         Unrealized
                               position        amount         value        gain (loss)
        ------------------------------------------------------------------------------
        December 31, 1998        (259)        $33,117        $32,923           $194

        December 31, 1997        (510)        $51,000        $60,940          ($907)

              CALL OPTIONS: Currently, the Company buys both exchange-traded and over-the-counter options based on the S&P 500 Index to support equity indexed annuity contracts. An equity indexed annuity is a product under which contractholders receive a minimum guaranteed value and also participate in stock market appreciation. Options are marked to market value quarterly. The change in value is reflected in investment income to assure proper matching of the hedge to changes in the liability. At December 31, 1998 and 1997, the amounts involved were not material.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

              PUT OPTION: The Company uses a put option to construct a structured product that resembles an equity linked note. A put option is used to hedge equity exposure that is associated with the total return swap. The put option helps protect the downside exposure. A lump sum payment is made at the outset. The notional amount of the put is based on the notional amount associated with the total return swap. The termination date for the put option is set to match the termination date of the total return swap. At December 31, 1998 and 1997, the amounts involved were not material.

              The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. Where appropriate, master netting agreements are arranged and collateral is obtained in the form of rights to securities to lower the Company's exposure to credit risk. It is the Company's policy to deal only with highly rated companies. At December 31, 1998 and 1997, there were not any significant concentrations with counterparties.

(3)   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1998 and 1997. SFAS 107, Disclosures about the Fair Value of Financial Instruments, defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties (in thousands):

                                                          1998                           1997
                                               --------------------------      ------------------------
                                                CARRYING       ESTIMATED        CARRYING      ESTIMATED
                                                  VALUE        FAIR VALUE        VALUE       FAIR VALUE
                                               -----------     ----------      ---------     ----------
        Assets:
          Fixed maturities                     $11,068,283     11,068,283      9,115,519      9,115,519
          Mortgage loans                         2,337,542      2,472,485      2,140,262      2,333,895
          Policy loans                           2,151,028      2,151,028      2,073,152      2,073,152
          Short-term investments                   195,346        195,346        190,374        190,374
          Other invested assets                    457,645        457,645        243,921        243,921
          Separate account assets                5,287,456      5,287,456      4,118,860      4,118,860

        Liabilities:
          Policyholder account
            balances related to
            investment contracts               $ 6,675,466      6,781,053      6,696,690      6,608,068
          Long-term debt and
            notes payable                          221,850        235,367        214,477        222,419

          Separate account liabilities           5,267,553      5,267,553      4,112,666      4,112,666

                                                              (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

(4)  REINSURANCE

     The Company is a reinsurer to the life and health industry. The effect of reinsurance on premiums and other considerations is as follows (in thousands):

                                             1998        1997         1996
                                          ----------   ---------    ---------
     Direct                               $1,253,409   1,120,169    1,097,340
     Assumed                               1,422,262     996,861      827,171
     Ceded                                  (431,515)   (348,861)    (301,283)
                                          ----------   ---------    ---------

          Net insurance premiums and
            other considerations          $2,244,156   1,768,169    1,623,228
                                          ==========   =========    =========

     Reinsurance assumed represents approximately $313.7 billion, $212.5 billion, and $160.0 billion of insurance in force at December 31, 1998, 1997, and 1996, respectively. The amount of ceded insurance in force, including retrocession, was $31.4 billion, $50.4 billion, and $53.2 billion, for 1998, 1997, and 1996, respectively.

(5)  FEDERAL INCOME TAXES

     Income tax expense (benefit) attributable to income from operations consists of the following (in thousands):

                                                     1998            1997           1996
                                                    -------         ------         ------
     Current income tax expense                     $35,226         65,778         45,902
     Deferred income tax expense (benefit)           18,351           (113)        13,992
                                                    -------         ------         ------
       Provision for income taxes                   $53,577         65,665         59,894
                                                    =======         ======         ======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

     Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to pre-tax income as a result of the following (in thousands):

                                                              1998           1997          1996
                                                            --------        ------        ------
     Computed "expected" tax expense                        $ 69,952        64,763        57,055
     Increase (decrease) in income tax resulting from:
       Surplus tax on mutual life insurance companies         (7,505)        5,325         4,777
       Foreign tax rate in excess of U.S. tax rate               752           556           941
       Tax preferred investment income                       (10,949)       (6,583)       (7,318)
       State tax net of federal benefit                        1,660           830           971
       Corporate owned life insurance                         (3,575)           --            --
       Foreign tax credit                                     (1,261)         (594)           --
       Goodwill amortization                                   1,471           956           895
       Difference in book vs. tax basis in
         domestic subsidiaries                                 2,751         2,166         2,230
           Other, net                                            281        (1,754)          343
                                                            --------        ------        ------

             Provision for income taxes                     $ 53,577        65,665        59,894
                                                            ========        ======        ======

     Total income taxes were allocated as follows (in thousands):

                                                              1998          1997          1996
                                                            --------       -------       -------
     Provision for income taxes                             $ 53,577        65,665        59,894
     Income tax from stockholder equity:
       Unrealized investment gain (loss) recognized
         for financial reporting purposes                    (22,619)       55,923       (24,612)
       Foreign currency translation                           (9,370)      (12,122)           --
       Other                                                  (1,357)         (437)       (1,023)
                                                            --------       -------       -------
             Total income tax                               $ 20,231       109,029        34,259
                                                            ========       =======       =======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

     The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (in thousands):

                                                                                  1998              1997
                                                                                --------           -------
     Deferred tax assets:
       Reserve for future policy benefits                                       $151,132           149,496
       Deferred acquisition costs capitalized for tax                            128,830           110,418
       Difference in basis of post retirement benefits                             7,747             6,846
       Net operating loss                                                         46,609            40,915
       Other, net                                                                127,891           132,354
                                                                                --------           -------

         Gross deferred tax assets                                               462,209           440,029

       Less valuation allowance                                                    1,338             1,150
                                                                                --------           -------

         Total deferred tax asset after valuation allowance                     $460,871           438,879
                                                                                ========           =======
     Deferred tax liabilities:
       Unrealized gain on investments                                           $ 96,554           123,971
       Deferred acquisition costs capitalized for financial reporting            274,483           282,714
       Other, net                                                                165,263           121,240
                                                                                --------           -------

         Total deferred tax liabilities                                          536,300           527,925
                                                                                --------           -------

         Net deferred tax liability                                             $ 75,429            89,046
                                                                                ========           =======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is because the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     As of December 31, 1998, the Company has provided for a 100 percent valuation allowance against the deferred tax asset related to the net operating losses of RGA's Australian, Argentine, and UK subsidiaries and NaviSys Insurance Solution's Mexican subsidiary. The Company has provided for a 50 percent valuation allowance against the deferred tax asset related to International Underwriting Services' net operating losses which were incurred in separate return limitation years. Based on income projections for future years, a 50 percent valuation allowance is appropriate. Management believes that it is more likely than not that results of future operations will generate sufficient taxable income to realize the remaining deferred tax assets.

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

     At December 31, 1998, the Company had capital loss carryforwards of $0.2 million. During 1998, 1997, and 1996 the Company paid income taxes totaling approximately $59.6 million, $70.8 million, and $20.7 million, respectively. At December 31, 1998, the Company's subsidiaries had recognized deferred tax assets associated with net operating loss carryforwards of approximately $131.8 million. The net operating loss and capital losses are expected to be utilized during the period allowed for carryforwards.

(6)  DEFERRED POLICY ACQUISITION COSTS

     A summary of the policy acquisition costs deferred and amortized is as follows (in thousands):

                                                         1998           1997          1996
                                                       ---------      --------      --------
     Balance at beginning of year                      $ 695,253       652,251       526,939
     Transfer of present value of future profits              --        19,279            --
     Prior year adjustment due to change in
       reserving method                                     (225)           --            --
     Policy acquisition costs deferred                   332,899       267,008       206,790
     Policy acquisition costs amortized                 (280,061)     (211,979)     (182,038)
     Interest credited                                    39,421        40,843        38,944
     Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on
       investments available for sale                    (13,525)      (72,149)       61,616
                                                       ---------      --------      --------

     Balance at end of year                            $ 773,762       695,253       652,251
                                                       =========      ========      ========

(7)  ASSOCIATE BENEFIT PLANS AND POSTRETIREMENT BENEFITS

     The Company has a defined benefit plan covering substantially all associates. The benefits are based on years of service and each associate's compensation level. The Company's funding policy is to contribute annually the maximum amount deductible for federal income tax purposes. Contributions provide for benefits attributed to service to date and for those expected to be earned in the future.

     The Company also has several non-qualified, defined benefit, and defined contribution plans for directors and management associates. The plans are unfunded and are deductible for federal income tax purposes when the benefits are paid.

     In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid health care benefit plans.

     The Company uses the accrual method to account for the costs of its retiree plans and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $14.4 million and $16.8 million at December 31, 1998 and 1997, respectively.

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


     The Board of Directors has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by the Board of Directors and are based upon salaries of eligible associates. Full vesting occurs after five years of continuous service. The Company's contribution to the plan was $10.4 million, $10.4 million, and $8.8 million for 1998, 1997, and 1996 respectively.

     The following tables summarize the Company's associate benefit plans and postretirement benefits (in thousands):

                                                             PENSION BENEFITS               OTHER BENEFITS
                                                         -----------------------         ---------------------
                                                           1998           1997            1998           1997
                                                         --------        -------         ------         ------
     Change in benefit obligation:
       Benefit obligation at beginning of year           $129,831        122,551         37,678         41,518
       Service cost                                         5,775          5,915          1,705          1,665
       Interest cost                                        9,269          8,597          2,898          2,488
       Participant contributions                               --             --            216            207
       Plan amendments                                       (423)          (547)        (1,317)            --
       Curtailments                                            --         (1,046)            --             --
       Benefits paid                                       (6,640)        (5,903)        (1,438)        (1,577)
       Actuarial (gain) or loss                            11,281            264          5,962         (6,623)
                                                         --------        -------         ------         ------
       Benefit obligation at end of year                 $149,093        129,831         45,704         37,678
                                                         ========        =======         ======         ======
     Change in plan assets:
       Fair value of plan assets at beginning
         of year                                          150,498        125,742             --             --
       Actual return on plan assets                        29,183         29,043             --             --
       Employer contributions                               1,703          1,616             --             --
       Benefits paid                                       (6,640)        (5,903)            --             --
                                                         --------        -------         ------         ------
       Fair value of plan assets at
         end of year                                     $174,744        150,498             --             --
                                                         ========        =======         ======         ======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                               PENSION BENEFITS                    OTHER BENEFITS
                                                       --------------------------------    -------------------------------
                                                         1998        1997        1996       1998        1997       1996
                                                       --------     -------     -------    -------     -------     -------
     Reconciliation of funded status:
       Funded status                                   $ 25,652      20,668       3,192    (45,704)    (37,678)    (41,518)
       Unrecognized actuarial
         (gain) or loss                                 (14,455)     (8,237)      9,826     (1,862)     (7,824)     (1,361)
       Unrecognized transition
         obligation                                         298       1,098       1,396     14,404      16,766      17,884
       Unrecognized prior
         service cost                                      (780)     (2,184)       (580)        --          --          --
                                                       --------     -------     -------    -------     -------     -------
       Net amount recognized
         at end of year                                  10,715      11,345      13,834    (33,162)    (28,736)    (24,995)
                                                       --------     -------     -------    -------     -------     -------
     Amounts recognized in the
       statement of financial
       position consist of:
         Prepaid benefit cost                            37,921      35,850      35,335         --          --          --
         Accrued benefit liability                      (32,208)    (28,183)    (26,377)   (33,162)    (28,736)    (24,995)
         Intangible asset                                   869         868       1,608         --          --          --
         Accumulated other
           comprehensive loss                             4,133       2,810       3,268         --          --          --
                                                       --------     -------     -------    -------     -------     -------
         Net amount recognized
           at end of year                                10,715      11,345      13,834    (33,162)    (28,736)    (24,995)
                                                       --------     -------     -------    -------     -------     -------
     Other comprehensive loss
       (income) attributable to
       change in additional
       minimum liability recognition                   $  1,324        (458)        (84)        --          --          --
                                                       ========     =======     =======    =======     =======     =======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                PENSION BENEFITS               OTHER BENEFITS
                                          ----------------------------    --------------------------
                                            1998      1997       1996      1998      1997      1996
                                          --------   -------   -------    ------    ------    ------
     Additional year-end information
       for plans with benefit obliga-
       tions in excess of plan assets:
         Benefit obligation               $ 36,587    32,239    29,077    45,704    37,378    41,518
         Fair value of plan assets              81        41        --        --        --        --
     Additional year-end information
       for pension plans with accumu-
       lated benefit obligations in
       excess of plan assets:
         Projected benefit obligation       36,587    32,239    29,077        --        --        --
         Accumulated benefit
           obligation                       32,078    28,019    26,241        --        --        --
         Fair value of plan assets              81        41        --        --        --        --
     Components of net periodic
       benefit cost:
         Service cost                        5,775     5,915     5,421     1,705     1,665     1,921
         Interest cost                       9,269     8,597     8,047     2,898     2,488     2,729
         Expected return on plan
           assets                          (13,261)  (11,108)  (10,447)       --        --        --
         Amortization of prior
           service cost                        (71)      (51)       58        --        --        --
         Amortization of transitional
           obligation                           98       298       338     1,045     1,118     1,118
         Recognized actuarial (gain)
           or loss                             432       455       491        --      (160)       --
                                          --------   -------   -------    ------    ------    ------
         Net periodic benefit cost        $  2,242     4,106     3,908     5,648     5,111     5,768
                                          ========   =======   =======    ======    ======    ======

      Additional loss recognized due to:
        Curtailment                             91        --        --        --        --        --
        Settlement                              --        --       192        --        --        --

      Weighted average assumptions
        as of December 31:
          Discount rate                       6.75%     7.25%     7.25%     6.75%     7.25%     7.25%
          Expected long-term rate of
            return on plan assets             9.00%     9.00%     9.25%       --        --        --
          Rate of compensation
            increase (qualified plan)         4.20%     4.20%     4.50%       --        --        --
                                          ========   =======   =======    ======    ======    ======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


     ASSUMED HEALTH CARE COST TREND: For measurement purposes, a 7.5 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998. The rate assumed to decrease gradually to 5 percent for 2000 and remain at that level thereafter.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one percentage point change in assumed health care cost trend rates would have the following effects:

                                                   ONE PERCENTAGE         ONE PERCENTAGE
                                                   POINT INCREASE         POINT DECREASE
                                                   --------------         --------------
     Effect on total service and interest cost
       components for 1998                             $  834                  (643)

     Effect on end of year 1998 postretirement
       benefit obligation                              $6,608                (5,272)

(8)  DEBT

     The Company's long-term debt and notes payable consist of the following (in millions):

                                                                           FACE VALUE AT
                                                                            DECEMBER 31,
                                                                          ----------------
              DESCRIPTION                    RATE         MATURITY        1998        1997
              -----------                    ----         --------        ----        ----
     Long-term debt:
       General American surplus note         7.625%     January 2024     $107.0       107.0
       RGA senior note                       7.250%       April 2006      100.0       100.0

     Notes payable:
       RGA Australia Hldgs.                  5.180%       April 1999        8.9         7.8
                                             =====      ============     ------       -----

         Total long-term debt and
           notes payable                                                 $215.9       214.8
                                                                         ======       =====

     The difference between the face value of debt and the carrying value per the consolidated balance sheets is unamortized discount.

     The Company's surplus note pays interest on January 15 and July 15 of each year. The note is not subject to redemption prior to maturity. Payment of principal and interest on the note may be made only with the approval of the Missouri Director of Insurance.

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


     The RGA senior note pays interest semiannually on April 1 and October 1. The ability of RGA to make debt principal and interest payments as well as make dividend payments to shareholders is ultimately dependent on the earnings and surplus of its subsidiaries and the investment earnings on the undeployed debt proceeds. The transfer of funds from the insurance subsidiaries to RGA is subject to applicable insurance laws and regulations.

     Principal repayments are due in April 1999 and are expected to be renewed under the terms of the line of credit. This agreement contains various restrictive covenants which primarily pertain to limitations on the quality and types of investments, minimum requirements of net worth, and minimum rating requirements.

     Interest paid on debt during 1998, 1997, and 1996 amounted to $17.0 million, $20.0 million, and $19.9 million, respectively.

     As of December 31, 1998, the Company was in compliance with all covenants under its debt agreements.

(9)  COMPREHENSIVE INCOME

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income, effective for years beginning after December 15, 1997. SFAS 130 establishes standards for reporting and display of comprehensive income but does not affect results of operations. Effective January 1, 1998, the Company adopted SFAS 130. The components of comprehensive income, other than net income, are as follows (in thousands):

                                                                 1998
                                                 -------------------------------------
                                                  BEFORE-         TAX          NET-OF-
                                                   TAX         (EXPENSE)        TAX
                                                  AMOUNT        BENEFIT        AMOUNT
                                                 --------       -------       --------
     Foreign currency translation adjustments    $(20,597)       7,200        (13,397)
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses)
         arising during period                    (56,603)      19,327        (37,276)
       Less reclassification adjustment
         for gains (losses) realized in
         net income                                 4,654       (1,688)         2,966
                                                 --------       ------        -------
           Net unrealized gains (losses)
             on securities                        (61,257)      21,015        (40,242)
     Minimum benefit liability                       (335)          --           (335)
                                                 --------       ------        -------
           Total other comprehensive
             (loss) income                       $(82,189)      28,215        (53,974)
                                                 ========       ======        =======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                                     1997
                                                     -------------------------------------
                                                      BEFORE-         TAX          NET-OF-
                                                       TAX         (EXPENSE)        TAX
                                                      AMOUNT        BENEFIT        AMOUNT
                                                     --------       -------       --------

     Foreign currency translation adjustments        $(14,254)      10,583         (3,671)

     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses)
         arising during period                        132,329      (49,140)        83,189
       Less reclassification adjustment for gains
         (losses) realized in net income                7,432       (2,620)         4,812
                                                     --------      -------         ------
            Net unrealized gains (losses)
              on securities                           124,897      (46,520)        78,377
     Minimum benefit liability                            877           --            877
                                                     --------      -------         ------
            Total other comprehensive
              (loss) income                          $111,520      (35,937)        75,583
                                                     ========      =======         ======

                                                                     1996
                                                     -------------------------------------
                                                      BEFORE-         TAX          NET-OF-
                                                       TAX         (EXPENSE)        TAX
                                                      AMOUNT        BENEFIT        AMOUNT
                                                     --------       -------       --------
     Foreign currency translation adjustments        $ (1,543)          --         (1,543)
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses)
         arising during period                        (48,303)      16,081        (32,222)

       Less reclassification adjustment for gains
         (losses) realized in net income               23,033       (8,167)        14,866
                                                     --------       ------        -------
            Net unrealized gains (losses)
              on securities                           (71,336)      24,248        (47,088)

     Minimum benefit liability                         (1,074)          --         (1,074)
                                                     --------       ------        -------

            Total other comprehensive
              (loss) income                          $(73,953)      24,248        (49,705)
                                                     ========       ======        =======

     The following schedule reflects the change in net accumulated other comprehensive (loss) income for the periods ending
     December 31, 1998 and 1997 (in thousands):

                                                      BALANCE      CURRENT     BALANCE
                                                       AS OF        PERIOD      AS OF
                                                      12/31/97      CHANGE     12/31/98
                                                      --------     -------     --------
     Foreign currency translation adjustments         $(19,481)    (13,397)    (32,878)
     Unrealized gains (losses) on securities           128,744     (40,242)     88,502
     Minimum benefit liability                          (2,380)       (335)     (2,715)
                                                      --------     -------     -------

            Total accumulated other comprehensive
              (loss) income                           $106,883     (53,974)     52,909
                                                      ========     =======      ======


                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                      BALANCE      CURRENT     BALANCE
                                                       AS OF       PERIOD       AS OF
                                                     12/31/96      CHANGE     12/31/97
                                                     --------      ------     --------
     Foreign currency translation adjustments        $(15,810)     (3,671)    (19,481)
     Unrealized gains on securities                    50,367      78,377     128,744
     Minimum benefit liability                         (3,257)        877      (2,380)
                                                     --------      ------     -------

            Total accumulated other comprehensive
              income                                 $ 31,300      75,583     106,883
                                                     ========      ======     =======

(10) REGULATORY MATTERS

     The Company, as well as its insurance subsidiaries, are subject to financial statement filing requirements in their respective states of domicile, as well as the states in which they transact business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from GAAP. Statutory accounting practices include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutorily determined formulas; and (5) valuation of investments in bonds at amortized cost.

     Combined net income and policyholders' surplus of the Company and its insurance subsidiaries, for the years ended and at December 31, 1998, 1997, and 1996, as determined in accordance with statutory accounting practices, are as follows (in thousands):

                                                   1998         1997        1996
                                                ----------     -------     -------
     Net income                                 $   60,793      39,737      18,464
     Policyholders' surplus                      1,147,411     844,110     636,260
                                                ==========     =======     =======

     Under Risk-Based Capital (RBC) requirements, the Company and its insurance subsidiaries are required to measure their solvency against certain parameters. As of December 31, 1998, the Company and its insurance subsidiaries exceeded the established RBC minimums. In addition, the Company and its insurance subsidiaries exceeded the minimum statutory capital and surplus requirements of their respective states of domicile.

     The Company's life insurance subsidiaries are subject to limitations on the payment of dividends to the Company. Generally, dividends during any year may not be paid without prior regulatory approval, in excess of the lessor of (and with respect to life and health subsidiaries in Missouri, in excess of the greater of): (a) ten percent of the insurance subsidiaries' statutory surplus as of the preceding December 31 or (b) the insurance subsidiaries' statutory gain from operations for the preceding year.


                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


(11) PARTICIPATING POLICIES AND DIVIDENDS TO POLICYHOLDERS

     Over 22.8 percent and 27.5 percent of the Company's business in force relates to participating policies as of December 31, 1998 and 1997, respectively. These participating policies allow the policyholders to receive dividends based on actual interest, mortality, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend, using current dividend scales which are approved by the Board of Directors.

(12) CONTINGENT LIABILITIES

     The Company was named as a defendant in a lawsuit that was filed in 1996 in Arizona State Court. The lawsuit claimed benefits under a disability policy and damages for bad faith termination of such benefits. In November 1998, the jury entered a verdict against the Company, awarding the plaintiff approximately $59 million in damages, including $58 million in punitive damages. In January 1999, the Company filed a motion for judgment notwithstanding the verdict, a motion for a new trial, and a request for reduction of the punitive damages awarded. The Company intends to press vigorously for the Court to eliminate the bad faith claim, reduce the punitive damage award, grant a new trial, and vigorously appeal the verdict if it is allowed to stand.

     The Company was named as defendant in the following purported class action lawsuits: Chain v. General American Life Insurance Company (filed in the U.S. District Court for the Northern District of Mississippi in 1996); Newburg Trust v. General American Life Insurance Company (filed in the U.S. District Court for the District of Massachusetts in 1996); and Ludwig, Sippil, D'Allesandro and Cunningham v. General American Life Insurance Company (filed in the U.S. District Court for the Southern District of Illinois in 1997). These lawsuits allege that the Company engaged in deceptive sales practices in connection with the sale of certain life insurance policies. None of these lawsuits has been certified as a class action. Although the claims asserted in each lawsuit are not identical, the plaintiffs seek unspecified actual and punitive damages under similar claims, including breach of contract, fraud, intentional or negligent misrepresentation, breach of fiduciary duty, and unjust enrichment. The Company filed a motion to dismiss all of the claims in each of the lawsuits.
     The Court in each of these lawsuits has dismissed certain of the plaintiffs' claims while allowing others to proceed. These three cases have been consolidated with one individual case in the U.S. District Court for the Eastern District of Missouri. The Company intends to oppose these lawsuits vigorously.

     In addition to the matters discussed above, the Company is involved in pending and threatened litigation in the normal course of its business. While the outcome of these matters cannot be predicted with certainty, at the present time and based on information currently available, management does not believe that the Company's liability arising from pending or threatened litigation will have a material adverse affect on the Company's financial condition or results of operations.

(13) SUBSEQUENT EVENTS

     On January 28, 1999, the Board of Directors of GenAmerica
     Corporation authorized the development of a demutualization plan for GAMHC to convert from a mutual holding company to a publicly traded stock company. The demutualization plan will be subject to approval by the Board of Directors, regulators, and policyholders.